                                  MAY 1, 1998
                                  PROSPECTUS
                                      for
                     EQUITY ADDITIONS(TM) DIVIDEND OPTION
                                   Issued by
                      METROPOLITAN LIFE INSURANCE COMPANY

  The Variable Additional Insurance Dividend Option, Equity Additions ("VAI") is available as a rider to a fixed benefit life insurance base policy which is offered by Metropolitan Life Insurance Company ("Metropolitan Life"). The VAI can accept (1) VAI premium payments ("payments") that are derived from dividends from the base policy and any other additional benefit riders to the base policy as well as (2) dividends or transfers of cash value from certain other dividend options that have been selected for the base policy. The owner has the flexibility to vary the frequency and amount of payments, subject to certain restrictions and conditions.

  The VAI cash value and death benefit will vary with the investment experience of the MetLife Stock Index investment division of the Metropolitan Life Separate Account UL ("Separate Account)" to which amounts held pursuant to the VAI are allocated. The VAI cash value and the VAI death benefit will also be adjusted for other factors, including the amount of charges imposed and the payments made into the VAI. The owner may withdraw all or a portion of the VAI cash value at any time and for any reason, without charge. The owner may also transfer the VAI cash value to the fixed benefit additional insurance dividend option, or for use as a payment of any premium, loan interest or charges due under the base policy, its additional benefit riders or its dividend options.

  The payments to the VAI will be allocated to the MetLife Stock Index investment division of the Separate Account. The assets in the investment division are invested in shares of a corresponding portfolio of the Metropolitan Series Fund, Inc. ("Fund"). Metropolitan Life is the investment manager of the Fund and the Portfolio and the distributor of its shares. Metropolitan Life also distributes and administers the VAI. The prospectus for the Fund describes the investment objective and certain attendant risks of the MetLife Stock Index Portfolio, which is currently the only Portfolio available under the VAI. The Fund and the Separate Account have additional funding options which Metropolitan Life may, in the future, make available under the VAI.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. INTERESTS IN THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, OR GUARANTEED BY THE U.S. GOVERNMENT, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, ENTITY OR PERSON, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THIS PROSPECTUS IS NOT VALID UNLESS ATTACHED TO THE CURRENT PROSPECTUS FOR THE METROPOLITAN SERIES FUND, INC., WHICH CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND.

       THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

1 Madison Avenue, New York, New York 10010             Telephone (800) 638-5000

                               TABLE OF CONTENTS

                                           PAGE
                                           ----
DEFINITIONS...............................   3
SUMMARY...................................   5
 Purpose of Summary.......................   5
 About Metropolitan Life..................   5
 VAI in Brief.............................   5
 Payments.................................   5
 VAI Cash Value...........................   5
 VAI Death Benefit........................   5
 The Separate Account and the Metropolitan
  Series Fund.............................   5
 Mortality and Expense Risk and Adminis-
  trative Services Charge.................   6
 Cost of Insurance Charge.................   6
 Withdrawals and Transfers................   6
 Loans....................................   6
 Fund Investment Management Fees and Di-
  rect Expenses...........................   6
 Tax Treatment of Cash Value..............   6
 Tax Treatment of the Death Benefit.......   7
 Communications...........................   7
SEPARATE ACCOUNT AND METROPOLITAN
 SERIES FUND..............................   8
 The Separate Account.....................   8
 Metropolitan Series Fund.................   8
VAI BENEFITS..............................   9
 VAI Death Benefits.......................   9
 VAI Cash Value...........................   9
 Optional Income Plans....................   9
ISSUANCE OF A VAI.........................  10
PAYMENTS..................................  10
VAI TERMINATION AND REINSTATEMENT.........  10

                                                                         PAGE
                                                                         ----
CHARGES.................................................................  11
 Mortality and Expense Risk and Administrative Services Charge..........  11
 Charge for Income Taxes................................................  11
 Cost of Insurance Charge...............................................  11
 Guarantee of Certain Charges...........................................  12
 Other Charges..........................................................  12
NET SINGLE PREMIUM......................................................  12
ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES, AND ACCUMULATED PREMIUMS..  12
VAI RIGHTS..............................................................  15
 Loan Privileges........................................................  15
 Withdrawal and Transfer Privileges.....................................  15
 Surrenders.............................................................  16
 Automatic Transfers of VAI Cash Value..................................  16
GENERAL ACCOUNT AND THE POLICY..........................................  16
RIGHTS RESERVED BY METROPOLITAN LIFE....................................  17
SALES AND ADMINISTRATION OF THE VAI.....................................  17
DISTRIBUTION OF THE VAI.................................................  18
FEDERAL TAX MATTERS.....................................................  18
 Taxation of the Policy.................................................  18
 Taxation of Metropolitan Life..........................................  20
MANAGEMENT..............................................................  21
VOTING RIGHTS...........................................................  24
 Disregard of Voting Instructions.......................................  24
REPORTS.................................................................  24
STATE REGULATION........................................................  24
REGISTRATION STATEMENT..................................................  24
LEGAL MATTERS...........................................................  25
EXPERTS.................................................................  25
FINANCIAL STATEMENTS....................................................  25
APPENDIX TO PROSPECTUS..................................................  69

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. METROPOLITAN LIFE DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED PROSPECTUS OR ANY SUPPLEMENT THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY METROPOLITAN LIFE.

                                  DEFINITIONS

  Attained Age--the age in years and days of the insured on any given date. The attained age is computed using the issue age.

  Base Policy--the fixed benefit life insurance policy offered by Metropolitan Life to which the VAI is an endorsement.

  Beneficiary--The beneficiary is the person or persons designated by the Owner to receive the death benefit upon the death of the insured. The beneficiary must be the same for the VAI and the base policy.

  Cash Value--Amounts in the VAI or other components of the Policy. Policy cash value refers to the sum of all these amounts.

  Cost of Insurance Charge--A charge that is deducted monthly from the VAI cash value and which compensates Metropolitan Life for insurance coverage provided under the VAI.

  Date of Base Policy--The date set forth in the base policy that is used to determine base policy years and base policy months from issue. Base policy anniversaries are measured from the date of the base policy. VAI years are measured from the date Metropolitan Life approves the application for the VAI.

  Designated Office--The home office of Metropolitan Life at 1 Madison Avenue, New York, New York 10010, to which all Policy owner communications are to be sent. Metropolitan Life may, by written notice, name other locations within the United States to serve as designated offices, in place of or in addition to the home office.

  Dividend Option--The method elected by the Owner under which any dividends from the Policy, as well as cash value transfers from other dividend options, may be applied to accumulate additional cash value and purchase additional death benefits. The VAI is a dividend option made available by rider to the base policy.

  Dividend Payment Date--The last day of the base policy year. The dividend payment date is the same for each component of the Policy and is set forth in the base policy.

  DWI--The dividends with interest dividend option that allows the Owner to accumulate dividends from the Policy. The accumulated dividends under this option will earn currently taxable interest at a rate declared periodically. No dividends are credited on accumulated amounts in this dividend option.

  General Account--The assets of Metropolitan Life other than those allocated to the Separate Account or any other legally-segregated separate account.

  Indebtedness--The total of any unpaid loan and loan interest.

  Insured--The person upon whose life the VAI is issued. The insured must be the same for the VAI and the base policy.

  Investment Start Date--The dividend payment date of the first base policy dividend that is allocated to the Separate Account or, if sooner, the date of the first transfer of cash value to the VAI from another dividend option.

  Investment Division--A subdivision of the Separate Account. The assets in an investment division are invested exclusively in the shares of a specified portfolio.

  Issue Age--The age of the insured as of the birthday prior to or coincident with the date of base policy.

  Mortality and Expense Risk and Administrative Services Charge--A charge that is deducted monthly from the VAI cash value and which compensates Metropolitan Life for administration services and the mortality and expense risks assumed by Metropolitan Life under the VAI.

  Net Single Premium--The single premium amount based on the insured's attained age, sex and rate class by which the VAI cash value is divided in order to determine the daily VAI death benefit in thousands of dollars. A table of net single premiums will be included in each VAI.

  Owner--The person so designated in the application or as subsequently changed as VAI owner. The Owner must be the same for the VAI and the base policy.

  Payments--any amounts that are applied to the VAI as premium payments.

  Policy--For ease of reference, the term Policy shall be used in this Prospectus to refer collectively to the base policy, dividend options (including the VAI) and any other riders or additional benefits that an Owner has purchased or elected in connection with the base policy.

  Portfolio--A portfolio represents a different class (or series) of stock of the Metropolitan Series Fund, Inc., a mutual fund in which the Separate Account assets are invested.

  Riders--documents through which additional benefits can be purchased by an Owner and which are available as supplemental benefits to the base policy.

  Separate Account--Metropolitan Life Separate Account UL, a separate investment account of Metropolitan Life in which payments to the VAI are invested.

  VAI--The variable additional insurance dividend option offered by Metropolitan Life for use with the base policy and described in this Prospectus.

  Valuation Date--Each day on which the New York Stock Exchange is open for trading or, on days other than when the New York Stock Exchange is open, on which it is determined that there is a sufficient degree of trading in the Fund's portfolio securities that the current net asset value of its redeemable securities might be materially affected. Valuations for any date other than a Valuation Date will be determined as of the next Valuation Date.

  Valuation Period--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange on each Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

  This Prospectus describes only the VAI, since it is only through the VAI that interests in the Separate Account are currently being offered. Other aspects of the Policy are referred to only to give a better understanding of how the VAI functions.

                                    SUMMARY
 ................................................................................

PURPOSE OF SUMMARY

  This summary was written to give you an overview of the VAI and is qualified by the more detailed information provided in the prospectus and the VAI. You may find it helpful to review the definitions of terms described preceding this summary before reading the prospectus in full.

ABOUT METROPOLITAN LIFE

  Metropolitan Life, the issuer of the VAI, is a mutual life insurance company incorporated under the laws of the State of New York in 1866. Its home office is located at 1 Madison Avenue, New York, New York 10010. MetLife is authorized to transact business in all states of the United States, the District of Columbia, Puerto Rico, and all Provinces of Canada. Metropolitan Life, serving millions of people, is one of the largest financial services companies in the world with many of the largest United States corporations for its clients. On December 31, 1997, Metropolitan Life and its affiliates had total life insurance in force of approximately $1.7 trillion and total assets under management of approximately $330.3 billion.

VAI IN BRIEF

  The VAI is offered as an optional rider to the base policy. It is designed to allow the Owner to participate in equity investing through the Separate Account using dividends from the Policy as well as transfers of cash value from other dividend options as payments for the VAI. Once elected, the VAI comes into existence when a base policy dividend is first credited to the VAI or, if earlier, when a cash value transfer from another dividend option is allocated to the VAI. This cannot currently be any earlier than the end of the second year that the base policy has been in effect. The VAI cannot be elected while any term insurance is in effect under the base policy's Flexible Additional Insurance Rider ("FLAIR"). Once the FLAIR becomes fully funded, or if the term insurance provided by "FLAIR" is discontinued, the VAI may be elected. The VAI provides death benefit and cash value accumulation through the investment experience of the MetLife Stock Index Portfolio.

PAYMENTS

  The Owner decides whether dividends from the Policy will be used as VAI payments. The Owner may direct any such payment derived from dividends to be applied to the VAI, provided such direction is received at the designated office at least sixty days prior to the date any such dividend is paid. Currently, these dividends are declared annually. The Owner can also at any time transfer cash value from other dividend options to the VAI. The VAI rider does not assure or guarantee any amount of dividends or cash value under the Policy. DIVIDENDS THAT ARE USED AS VAI PAYMENTS ARE BASED ON METROPOLITAN LIFE'S CURRENT DIVIDEND SCALE WHICH CANNOT BE GUARANTEED AND IS SUBJECT TO CHANGE ANNUALLY BY METROPOLITAN LIFE. (See "Payments to the VAI.")

VAI CASH VALUE

  The VAI cash value is the value in the MetLife Stock Index investment division which reflects the investment experience of the investment division, partial withdrawals or transfers of amounts from the VAI and charges. There is no guaranteed minimum cash value (see "VAI Benefits" and "VAI Rights").

VAI DEATH BENEFIT

  The VAI provides a death benefit that varies each day. It is determined by dividing the VAI cash value at the end of the Valuation Period in which the insured dies, after deduction of the mortality and expense risk and administrative services charge and the cost of insurance charge (on a pro rata basis), by the net single premium amount for that day.

THE SEPARATE ACCOUNT AND THE METROPOLITAN SERIES FUND

  Separate Account UL is a separate investment account of Metropolitan Life. Currently only the MetLife Stock Index investment division is available under the VAI; however, Metropolitan Life, in its sole discretion, may make other investment divisions available in the future. The assets of this investment division are invested in the corresponding portfolio of the Metropolitan Series Fund, Inc. (See "Separate Account and Metropolitan Series Fund," and the prospectus for the Fund, which is attached at the end of this Prospectus.)

MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE SERVICES CHARGE

  This charge is deducted monthly from the VAI cash value. The charge compensates Metropolitan Life for the administrative services provided, and the mortality and expense risks assumed, by Metropolitan Life in connection with the VAI. This charge is equal to an effective annual rate of .75%, if the face amount of the base policy then in effect is less than $250,000, or .50%, if the face amount of the base policy then in effect is $250,000 or more, of the value at the end of the prior Policy month of the net assets in the Separate Account which are attributable to the VAI. (See "Mortality and Expense Risk and Administrative Services Charge.")

COST OF INSURANCE CHARGE

  This is a monthly charge deducted from the VAI cash value which compensates Metropolitan Life for the cost of insurance coverage provided under the VAI. The charge will vary based on several factors including age, sex (except in Montana), rating class and base policy face amount then in effect. (See "Cost of Insurance Charge.")

WITHDRAWALS AND TRANSFERS

  At any time, the Owner may request in writing a partial or full withdrawal of the VAI cash value without charge. The Owner may also request in writing a partial or full transfer of the VAI cash value to be used as a payment of any base policy premium, loan interest or charge due under the Policy.

LOANS

  An Owner may obtain a loan from Metropolitan Life whenever the Policy has a loan value. The VAI cash value is available as security for a loan and will be used to the extent amounts from certain other components of the Policy are not sufficient to provide security for the entire loan amount. (See "Loan Privileges.") If there is an existing loan, the Owner may increase it to not more than the full loan value. The loan value equals the Policy cash value less the anticipated loan interest for the remainder of that base policy year. Any loan amount withdrawn from the VAI is transferred to a fixed additional insurance dividend option as security for the loan, where it will be eligible for dividends. The loan interest accrues daily at a rate set from time to time which will never be more than the maximum allowed by law and will not change more often than once a year. Loans and accrued interest may be repaid in whole or in part (but not less than $50) at any time.

FUND INVESTMENT MANAGEMENT FEES AND DIRECT EXPENSES

  Metropolitan Life receives a fee from the Fund for providing investment management services to the MetLife Stock Index Portfolio. The following chart shows the fee and other Fund expenses for the Portfolio.

                    METROPOLITAN SERIES FUND ANNUAL EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                       MANAGEMENT  OTHER
                                                          FEES    EXPENSES TOTAL
                                                       ---------- -------- -----
  MetLife Stock Index Portfolio.......................    .25%      .08%   .33%

  For a full description of the Fund, see the prospectus for the Fund, which is attached at the end of this Prospectus, and the Fund's Statement of Additional Information referred to therein.

TAX TREATMENT OF CASH VALUE

  Under current law the VAI cash value is not subject to income tax until it is withdrawn from the Policy. Moreover, under current law, except for transfers to the DWI, transfers from the VAI will not be considered withdrawals from the Policy for tax purposes. In general, an Owner will be taxed on the amount of cash value withdrawn from the Policy (including transfers to the DWI) that is in excess of the remaining investment in the Policy (i.e., premiums paid less prior nontaxable withdrawals). This excess is treated as ordinary income. Withdrawals and loans from contracts referred to as modified endowment contracts are taxed on an income first basis to the extent of gain in the contract. A 10% additional tax also applies in certain circumstances. If the VAI is added to a base policy that is part of a collateral assignment equity split-dollar arrangement with an employer, any increase in cash value may be taxable annually. An individual should consult with and rely on the advice of a tax advisor with respect to any type of split-dollar arrangement involving a Policy. (See "Federal Tax Matters.")

TAX TREATMENT OF THE DEATH BENEFIT

  The beneficiary generally will not be subject to income tax on the death benefit proceeds of the Policy. The death benefit under the Policy may be subject to Federal estate tax. (See "Federal Tax Matters.")

COMMUNICATIONS

  Communications should be sent to the Designated Office for the VAI. Metropolitan Life may establish different Designated Offices for various VAI transactions. The Owner should use the forms that Metropolitan Life has prepared for these purposes. The forms may be obtained from an account representative or the Designated Office.

  A payment or other communication is considered received on the date that it is actually received in the Designated Office (the "Date of Receipt") with two exceptions: 1) if received on a day that is not a Valuation Date or 2) if received by other than U.S. mail after the close of regular trading on the New York Stock Exchange. The Date of Receipt will then be the next Valuation Date. Absent extraordinary circumstances, regular trading on the Exchange ends at 4:00 p.m., New York City time.

 ...............................................................

SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND
 ...............................................................................

THE SEPARATE ACCOUNT

  The Separate Account, which is a separate investment account of Metropolitan Life, was established by Metropolitan Life pursuant to the New York Insurance Law on December 13, 1988. The Separate Account also receives premium payments in connection with other flexible premium variable life insurance products is-sued by Metropolitan Life. The assets allocated to the Separate Account are the property of Metropolitan Life. Metropolitan Life may accumulate in the Separate Account charges, mortality gains and other amounts in excess of Met-ropolitan Life's liabilities and reserves with respect to the Separate Ac-count, as well as investment gains on such accumulations.

  The Separate Account meets the definition of "separate account" under the federal securities laws. All income, gains and losses, whether or not real-ized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of Metropolitan Life. Each VAI provides that such portion of the assets in the Separate Account as equals the liabilities (and reserves) of Metropolitan Life with respect to the Separate Account shall not be chargeable with liabilities arising out of any other business of Metropolitan Life. Metropolitan Life may from time to time transfer to its General Account any assets in the Separate Account in excess of such reserves and liabilities. The liabilities are Metro-politan Life's total commitments under the flexible premium variable life products for which the Separate Account receives premium payments; the re-serves are the assets allocated to pay these commitments.

  Although the Separate Account is an integral part of Metropolitan Life, the Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Registration does not involve supervision of management or investment prac-tices or policies of the Separate Account or of Metropolitan Life by the Com-mission.

  Currently, only the MetLife Stock Index investment division is available un-der the VAI in the Separate Account. The assets in this investment division are invested in a separate class (or series) of stock issued by the Fund. This class of stock represents a separate portfolio within the Fund. New investment divisions may be added as new portfolios are added to the Fund or made avail-able to Owners. MetLife may also, in its sole discretion make additional ex-isting investment divisions available under the VAI. In addition, investment divisions may be eliminated from the Separate Account.

METROPOLITAN SERIES FUND

  The Fund is a "series" type of mutual fund which is registered with the Se-curities and Exchange Commission as a diversified open-end management invest-ment company under the 1940 Act. The Fund has served as the investment medium for the Separate Account since the Separate Account commenced operations.

  MetLife Stock Index Portfolio. The investment objective of this portfolio is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index (adjusted to assume reinvestment of dividends) by investing in the com-mon stock of companies which are included in the index.

  Metropolitan Life acts as the investment manager for the MetLife Stock Index Portfolio.

  Metropolitan Life purchases and redeems Fund shares for the Separate Account at their net asset value without the imposition of any sales or redemption charges. With respect to the VAI, such shares represent an interest in the portfolio of the Fund which corresponds to the MetLife Stock Index investment division. Any dividend or capital gain distributions received from the Fund are likewise reinvested in Fund shares at net asset value as of the dates paid. The distributions have the effect of reducing the value of each share of the Fund and increasing the number of Fund shares outstanding. However, the total cash value in the Separate Account does not change as a result of such distributions.

  On each Valuation Date, shares of the portfolio are purchased or redeemed by Metropolitan Life for the Separate Account, based on, among other things, the amounts of payments allocated to the VAI, dividends and distributions rein-vested, and benefit payments to be effected pursuant to the terms of the VAI as of that date. Such purchases and redemptions for the Separate Account are effected at the net asset value per share for the portfolio determined as of the close of regular trading on the New York Stock Exchange on that same Valu-ation Date.

  A full description of the Fund, its investment policies and restrictions, its charges and other aspects of its operation is contained in the prospectus for the Fund, which is attached at the end of this Prospectus, and in the Statement of Additional Information referred to therein. See "The Fund and its Purpose," in the prospectus for the Fund for a discussion of the different separate accounts of Metropolitan Life and its affiliates that invest in the Fund and the risks related thereto.

 ...............................................................

VAI BENEFITS
 ................................................................................

VAI DEATH BENEFIT

  As long as the VAI remains in force (see "Termination and Reinstatement--Ter-mination"), Metropolitan Life will, upon due proof of the insured's death, pay the VAI death benefit as of the date of death to the named beneficiary. The proceeds may be received by the beneficiary in a single sum or under one or more of the optional income plans set forth in the base policy.

  The death benefit for the VAI is computed by dividing the VAI cash value at the end of the Valuation Period on which the insured dies, after deduction of the Mortality and Expense Risk and Administrative Services charge and the cost of insurance charge (on a pro rata basis), by the net single premium for that day. The result is multiplied by $1,000 to determine the amount of the death benefit.

  Conditional Guaranteed Minimum VAI Death Benefit. Metropolitan Life will provide a conditional guaranteed minimum VAI death benefit that will be in effect during any "7-pay test" period required under the tax law (see "Taxation of the Policy"). During any "7-pay test" period, the conditional guaranteed minimum VAI death benefit will equal the VAI death benefit at the beginning of any such "7-pay test" period, reduced for any loans, withdrawals or cash value transfers that are taken from the VAI since the beginning of the "7-pay test" period. The conditional guaranteed minimum VAI death benefit will end if the dividend option for the next dividend payment date is changed from VAI to any other dividend option or any loan, withdrawal or cash value transfer causes the Policy to become a modified endowment contract.

  Minimum Death Benefit. In no event will the death benefit under the Policy (excluding DWI) be lower than the minimum amount required to maintain the Pol-icy (excluding DWI) as life insurance under federal income tax law and applica-ble Internal Revenue Service rules.

VAI CASH VALUE

  The total VAI cash value at any time is allocated to the MetLife Stock Index investment division of the Separate Account. The VAI cash value may increase or decrease on each Valuation Date depending on the investment return of that in-vestment division (see "Net Investment Return"). There is no guaranteed minimum cash value in the Separate Account.

  Calculation of VAI Cash Value. On the Investment Start Date, the VAI cash value will equal the payment allocated to the VAI (see "Payments"). Thereafter, on each Valuation Date, the VAI cash value will equal:

(1)The VAI cash value as of the last Valuation Date; plus

(2)Any payments; minus

(3)Any partial cash withdrawal or transfer from the VAI; minus

(4)Any Mortality and Expense Risk and Administrative Services charge; minus

(5)Any Cost of Insurance charge; plus or minus

(6)The net investment return (discussed below) on the net amount of VAI cash value in the MetLife Stock Index investment division.

  Net Investment Return. The MetLife Stock Index investment division net in-vestment return is determined as of the close of the New York Stock Exchange on each Valuation Date. All transactions and calculations with respect to the VAI as of any Valuation Date are determined as of such time.

  The MetLife Stock Index division is credited with a rate of net investment return equal to its gross rate of investment return during the Valuation Peri-od. The investment division's gross rate of investment return is equal to the rate of increase or decrease in the net asset value per share of the underlying Fund portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends paid by the portfolio during the period.

  Depending primarily on the investment experience of the underlying Fund port-folio, the MetLife Stock Index investment division's net investment return may be either positive or negative during a Valuation Period.

  From time to time the Separate Account may advertise its performance ranking and rating information among similar investments as compiled by Lipper Analyti-cal Services Inc., Morningstar, Inc. and other independent organizations.

  From time to time the Separate Account may compare the performance of its in-vestment division with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes.

OPTIONAL INCOME PLANS

  During the insured's lifetime, the Owner may arrange for the VAI cash value to be paid in a single sum to an account that earns interest or under one or more of the optional income plans which are available under the Policy. The election of one of these options causes the VAI to terminate. For more specif-ics regarding optional income plans, see the Appendix to this Prospectus.

 ...............................................................

  When the death benefits due under a Policy are payable in a single sum, the beneficiary also may, within one year of the insured's death, select one or more of these optional income plans, if no payments have yet been made to such beneficiary. If the insurance proceeds become payable under an optional income plan and the beneficiary has the right to withdraw the entire amount, the ben-eficiary may name and change contingent beneficiaries.

ISSUANCE OF A VAI
 ...............................................................................

  Individuals wishing to purchase the VAI must complete an application which will be sent to the Designated Office. The VAI is available as a rider to base policies meeting the minimum face amount and eligibility requirements estab-lished by Metropolitan Life. In determining eligibility requirements, Metro-politan Life will not discriminate unreasonably or unfairly against base pol-icy owners. The application may be completed either at the same time as the application for the base policy or after the base policy has been issued. No evidence of insurability, other than that required in connection with issuance of the base policy, will be required unless the owner desires to make a VAI payment that is derived from another dividend option that does not itself have a death benefit. Acceptance is subject to Metropolitan Life's underwriting rules, and Metropolitan Life reserves the right to reject an application for any reason permitted by law. The VAI cannot be applied for while any term in-surance is in effect under the FLAIR. Once the FLAIR becomes fully funded, or if the term insurance provided by FLAIR is discontinued, the individual may apply for the VAI. Once the application has been accepted by Metropolitan Life, the VAI will come into existence on the Investment Start Date, which cannot currently be earlier than the end of the second year that the base pol-icy has been in effect.

PAYMENTS
 ...............................................................................

  VAI payments are derived from dividends declared on the Policy, as well as transfers of cash value from other dividend options. Dividends are currently declared annually by Metropolitan Life's Board of Directors and are based upon the face amounts, death benefits and dividend class of the Policy and other factors relating to Metropolitan Life's earnings. THESE DIVIDENDS CANNOT BE GUARANTEED AND ARE SUBJECT TO CHANGE. PAYMENTS TO THE VAI WILL NOT GUARANTEE THAT THERE WILL BE ANY VAI DEATH BENEFIT. The death benefit depends upon the VAI cash value.

  The Owner may direct that dividends from the Policy be used as payments for the VAI. Such direction must be made in writing at least sixty days prior to the dividend payment date. Only one election may be made for any dividend pay-ment date and will apply to all dividends payable under the Policy.

  Metropolitan Life will allocate the initial payment to the investment divi-sion on the Investment Start Date. All payments derived from dividends after the initial payment are credited to the investment division as of the Valua-tion Date next following the dividend payment date. Payments derived from the cash value transfers from other dividend options can be used at any time as payments for the VAI and will be credited as of the close of the Valuation Pe-riod on the Date of Receipt of the transfer request.

  There may be cases where the total of all premiums paid could cause the Pol-icy (other than the DWI) to be classified as a modified endowment contract (see "Federal Tax Matters"). The annual statement (see "Reports") sent to each Owner will include information regarding the modified endowment contract sta-tus of a Policy. In cases where a Policy is not an irrevocable modified endow-ment contract, the annual statement will indicate what action the Owner can take to reverse the modified endowment contract status of the Policy.

VAI TERMINATION AND REINSTATEMENT
 ...............................................................................

  Termination. The VAI will terminate if the base policy terminates. The base policy generally will terminate if no base policy premium payment is made within the 31 day grace period after its due date; or if any loan plus inter-est due on the loan is greater than the available cash value in the Policy for more than 31 days after Metropolitan Life mails notice to the Owner. If the insured dies during the grace period, the insurance proceeds will still be payable, but any due and unpaid base policy premiums and any loan and loan in-terest will be deducted from the proceeds. At the end of the grace period, any due and unpaid base policy premiums may be paid with an automatic loan if: 1. the Owner has requested this feature either in the application for the base policy or by written request while no premium is due and unpaid; and 2. the available cash value in the Policy is sufficient to pay the due and unpaid base policy premium. If the automatic loan feature has not been requested, or if it was requested but there is not sufficient cash value to pay any due and unpaid premiums, the base policy will terminate. Insurance coverage may con-tinue after termination of the base policy depending on how long the base pol-icy was in effect before it terminated, the amount of available cash value at the time of its termination and the option upon termination elected by the Owner as included in the base policy. The VAI will also terminate if the face amount of the base policy is reduced to an

 ...............................................................
amount less than the minimum face amount requirement for VAI eligibility then in effect. Any VAI cash value as of the end of the Valuation Period in which the VAI terminates will be paid out to the Owner, if requested, or applied to any continued coverage, as the case may be.

  Reinstatement. The VAI will be reinstated when the base policy is reinstat-ed. The reinstated VAI will have no cash value until a VAI payment is made. A terminated base policy may be reinstated any time within 3 years (5 years in Missouri and North Carolina) of the due date of the first unpaid base policy premium by submitting the following items to Metropolitan Life: (1) evidence of insurability satisfactory to Metropolitan Life; (2) all overdue base policy premiums to the date of reinstatement with compound interest at the rate of 6% a year; and (3) payment of any loan (plus interest) in effect on the due date of the first unpaid base policy premium plus any loan taken after that. Com-pound interest to the date of reinstatement will be charged on any unpaid loan at the applicable Policy loan interest rate, as would have been charged if all due premiums had been paid.

  The date of Policy reinstatement will be the date of approval of the rein-statement. The terms of the original Policy, including the VAI net single pre-mium and maximum percentages for insurance coverage provided therein, will ap-ply to the reinstated Policy.

CHARGES
 ...............................................................................

  The Mortality and Expense Risk and Administrative Services charge and cost of insurance charge discussed below are deducted as of each monthly anniversary of the date on which Metropolitan Life approved the VAI coverage.

MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE SERVICES CHARGE

  A monthly charge is made against the VAI cash value to compensate Metropoli-tan Life for administrative services provided and mortality and expense risks assumed by Metropolitan Life. This charge is equal to an effective annual rate of .75%, if the base policy face amount then in effect is less than $250,000 or .50%, if the base policy face amount then in effect is $250,000 or more, of the value at the end of the prior Policy month of the net assets in the Sepa-rate Account which are attributable to the VAI. Administrative services ren-dered with respect to the VAI include the cost of processing applications, es-tablishing and maintaining VAI records, and communicating with Owners. The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, thus, a greater amount of death benefit than expected will be payable. The expense risk assumed is that expenses incurred in issuing and administering the VAI will be greater than estimated.

  Metropolitan Life will realize a gain if the Mortality and Expense Risk and Administrative Services charge proves ultimately to be more than sufficient to cover its actual costs. If the charge is not sufficient, the loss will fall on Metropolitan Life. If its estimates of future mortality and expense experience are accurate, Metropolitan Life anticipates that it will realize a profit from the Mortality and Expense Risk and Administrative Services charge; however if such estimates are inaccurate, Metropolitan Life could incur a loss.

CHARGE FOR INCOME TAXES

  Currently, no charge is made against the Separate Account for income taxes. However, Metropolitan Life may decide to make such a charge in the future (see "Federal Tax Matters--Taxation of Metropolitan Life").

COST OF INSURANCE CHARGE

  A monthly charge is made to compensate Metropolitan Life for the insurance coverage provided under the VAI. Because the cost of insurance depends upon a number of variables, it can vary from month to month. Metropolitan Life will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance percent by the cash value at the end of the prior Policy month. Thus, the insurance amount may be affected by changes in the cash val-ue.

  Cost of Insurance Percent. The current cost of insurance percentages are based on the sex (except in Montana or if the Policy is issued in connection with certain types of employee benefit plans), attained age, base policy face amount then in effect, rate class and smoking status of the insured. The ac-tual monthly cost of insurance percentages will be based on Metropolitan Life's expectations as to future experience. They will not, however, be greater than the guaranteed cost of insurance percentages set forth in the VAI. These guaranteed percentages are based on certain of the 1980 Commission-ers Standard Ordinary Mortality Tables and the insured's sex (except in Mon-tana or if the Policy is issued in connection with certain types of employee benefit plans), rate class and age. The Tables used for this purpose set forth different mortality estimates for males and females. Any change in the cost of insurance percentages will apply to all persons of the same insuring age, sex (where applicable), and rate class whose VAI have been in force for the same length of time. Metropolitan Life reviews its cost of insurance percentages periodically and may adjust them from time to time.

  Rate Class. The rate class of an insured affects the charge for insurance coverage. Metropolitan Life cur-

 ...............................................................
rently places insureds into a standard rate class or rate classes involving a higher or lower mortality risk. For attained ages 18 and over, each such rate class is further divided into a smoker division and a nonsmoker division. Un-der an otherwise identical VAI, insureds in the standard rate class will have a lower current charge for insurance coverage than those in the rate class with a higher mortality risk, and a higher current charge for insurance cover-age than those in the rate class with a lower mortality risk. Also, those insureds in the nonsmoker division of a rate class will have lower current charge for insurance coverage than those in the smoker division of the same rate class.

GUARANTEE OF CERTAIN CHARGES

  Metropolitan Life guarantees, and may not increase, the Mortality and Ex-pense Risk and Administrative Services charge and the maximum cost of insur-ance percentages set forth in the VAI.

OTHER CHARGES

  Fund Investment Management Fee. Shares of the Fund are purchased for the Separate Account at their net asset value. The net asset value of Fund shares is determined after deduction of the fee for investment management services and the deduction of direct expenses from the assets of the Fund as more fully described under "Fund Investment Management Fees and Direct Expenses" and in the attached prospectus for the Fund.

NET SINGLE PREMIUM
 ...............................................................................

  The net single premium is not a charge or expense that is deducted from the cash value of a VAI. Nevertheless, the lower the net single premium, the higher the death benefit for a VAI with a given amount of cash value, and vice versa. The net single premium varies from day to day and is based on the 1980 Commissioners Standard Ordinary Mortality Tables and the insured's sex (except in Montana or if the Policy is issued in connection with certain types of em-ployee benefit plans) and age. This means that for a given cash value an older insured would have a lower death benefit. The net single premiums set forth in the VAI for each base policy anniversary are guaranteed and will not change.

ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES, AND ACCUMULATED PREMIUMS
 ...............................................................................

  The tables in this section illustrate the way in which a VAI death benefit and VAI cash value could vary over an extended period of time assuming hypo-thetical gross investment rates of return for the Fund (i.e., investment in-come and capital gains and losses, realized or unrealized) equivalent to con-stant gross (after tax) annual rates of 0%, 6% and 12%. The tables are based on the payment of annual VAI payments equal to the annual base policy divi-dends for a male aged 40 with a base policy face amount of $100,000 under Met-ropolitan Life's 1998 dividend scale. Each illustration assumes that the in-sured is in Metropolitan Life's standard nonsmoker underwriting rate classifi-cation. Illustrations for an insured in Metropolitan Life's standard smoker underwriting rate classification would show, for the same age and payments, lower cash values and, therefore, lower death benefits.

  The death benefits and cash values would be different from those shown if the actual gross investment rates of return averaged 0%, 6% or 12% over a pe-riod of years, but fluctuated above or below such averages for individual VAI years.

  The amounts shown for the VAI death benefits and VAI cash values take into account a daily charge to the Fund for investment management services equiva-lent to an annual rate of .25% of the average daily value of the aggregate net assets of the MetLife Stock Index Portfolio and .08% for other direct expenses for the Portfolio. The guaranteed charge illustration assumes that the maximum monthly charges for insurance coverage are deducted. The current charge illus-tration assumes that the monthly charge for insurance coverage is deducted at the currently applicable rates. These illustrations do not take into account the benefits provided under any other components of the Policy other than the VAI.

  Taking account of the Mortality and Expense Risk and Administrative Services charge, investment management services and other Fund expenses, the gross an-nual investment rates of return of 0%, 6% and 12% correspond to actual (or net) annual rates of: -1.08%, 4.92% and 10.92%, respectively.

  The hypothetical returns shown in the tables do not reflect any charges for income taxes against the Separate Account since no such charges are currently made. However, if in the future such charges are made, in order to produce the death benefits and cash values illustrated, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges. (See "Federal Tax Matters--Taxation of Metropolitan Life.")

  The second column of the tables shows the amount which would accumulate if an amount equal to the assumed annual payments were invested to earn interest, after taxes, at 5% compounded annually.

  Upon request, Metropolitan Life will furnish an illustration reflecting the proposed insured's attained age, sex, and requested frequency of payments.

                                    VAI(1)
                               MALE ISSUE AGE 40
                     STANDARD NONSMOKER UNDERWRITING RISK
                              GUARANTEED CHARGES

                                              TOTAL VAI CASH VALUE(2)     TOTAL VAI DEATH BENEFIT(2)
                                   PAYMENTS    ASSUMING HYPOTHETICAL         ASSUMING HYPOTHETICAL
                                  ACCUMULATED GROSS ANNUAL INVESTMENT       GROSS ANNUAL INVESTMENT
         END OF                      AT 5%       RATES OF RETURN OF           RATES OF RETURN OF
      BASE POLICY         ANNUAL   INTEREST   --------------------------  -----------------------------
          YEAR           PAYMENTS  PER YEAR     0%       6%       12%        0%        6%        12%
      -----------        -------- ----------- -------  -------  --------  --------  --------  ---------
 1......................      0         0           0        0         0         0         0          0
 2......................      0         0           0        0         0         0         0          0
 3......................      5         5           4        5         5        14        15         16
 4......................      6        12          10       11        12        31        33         36
 5......................     91       108          99      106       113       282       302        322
 6......................    187       310         281      305       330       772       838        908
 7......................    285       624         555      613       676     1,479     1,635      1,802
 8......................    381     1,056         917    1,033     1,161     2,373     2,673      3,003
 9......................    478     1,610       1,367    1,570     1,800     3,432     3,942      4,518
10......................    519     2,236       1,848    2,170     2,546     4,503     5,288      6,203
11......................    559     2,935       2,357    2,834     3,407     5,577     6,706      8,062
12......................    601     3,712       2,896    3,566     4,398     6,657     8,196     10,107
13......................    640     4,570       3,461    4,365     5,525     7,730     9,748     12,339
14......................    679     5,511       4,050    5,231     6,800     8,793    11,358     14,766
15......................    719     6,542       4,663    6,169     8,239     9,847    13,028     17,401
16......................    758     7,665       5,298    7,178     9,854    10,887    14,751     20,250
17......................    796     8,884       5,953    8,260    11,659    11,910    16,525     23,326
18......................    875    10,247       6,668    9,459    13,717    12,992    18,430     26,726
19......................    953    11,760       7,440   10,777    16,047    14,123    20,458     30,464
20......................  1,038    13,438       8,271   12,222    18,681    15,305    22,615     34,565
25......................  1,519    24,751      13,384   21,618    37,513    21,946    35,447     61,512
30......................  1,986    42,014      19,899   34,942    69,068    29,317    51,480    101,756
35......................  2,478    66,733      27,341   52,268   118,777    36,740    70,235    159,606

-------
(1) Assumes annual payments of the base policy dividend (under the 1998 dividend scale) paid in full at the dividend declaration dates. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no loan or partial withdrawal has been made and that the base policy continues in force.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN OR DIVIDEND PAYMENT RATES. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE AMOUNT AND TIMING OF PAYMENTS MADE BY AN OWNER AND THE LEVEL OF DIVIDENDS DECLARED BY METROPOLITAN LIFE ON THE BASE POLICY. THE DEATH BENEFIT AND CASH VALUE FOR VAI WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL YEARS. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                    VAI(1)
                               MALE ISSUE AGE 40
                     STANDARD NONSMOKER UNDERWRITING RISK
                                CURRENT CHARGES

                                                                             TOTAL VAI DEATH
                                                TOTAL VAI CASH VALUE(2)         BENEFIT(2)
                                     PAYMENTS    ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL
                                    ACCUMULATED GROSS ANNUAL INVESTMENT  GROSS ANNUAL INVESTMENT
                                       AT 5%       RATES OF RETURN OF       RATES OF RETURN OF
                            ANNUAL   INTEREST   ------------------------ ------------------------
 END OF BASE POLICY YEAR   PAYMENTS  PER YEAR     0%      6%      12%      0%      6%      12%
 -----------------------   -------- ----------- ------- ------- -------- ------- ------- --------
  1......................   $    0    $     0   $     0 $     0 $      0 $     0 $     0 $      0
  2......................        0          0         0       0        0       0       0        0
  3......................        5          5         4       5        5      14      15       16
  4......................        6         12        10      11       12      31      33       36
  5......................       91        108       100     107      114     284     303      324
  6......................      187        310       283     307      333     779     846      916
  7......................      285        624       561     620      683   1,495   1,653    1,822
  8......................      381      1,056       929   1,047    1,177   2,404   2,709    3,044
  9......................      478      1,610     1,388   1,595    1,829   3,485   4,005    4,592
 10......................      519      2,236     1,881   2,211    2,596   4,584   5,388    6,325
 11......................      559      2,935     2,406   2,896    3,486   5,694   6,853    8,248
 12......................      601      3,712     2,965   3,656    4,515   6,815   8,402   10,376
 13......................      640      4,570     3,553   4,489    5,693   7,936  10,026   12,715
 14......................      679      5,511     4,170   5,399    7,035   9,054  11,723   15,275
 15......................      719      6,542     4,816   6,389    8,558  10,170  13,494   18,074
 16......................      758      7,665     5,488   7,462   10,279  11,278  15,334   21,123
 17......................      796      8,884     6,186   8,618   12,215  12,375  17,242   24,438
 18......................      875     10,247     6,947   9,904   14,433  13,536  19,297   28,121
 19......................      953     11,760     7,772  11,324   16,960  14,754  21,498   32,197
 20......................    1,038     13,438     8,664  12,891   19,835  16,032  23,852   36,700
 25......................    1,519     24,751    14,217  23,256   40,874  23,311  38,133   67,023
 30......................    1,986     42,014    21,434  38,404   77,510  31,579  56,579  114,194
 35......................    2,478     66,733    29,908  58,873  137,984  40,189  79,110  185,415

-------
(1) Assumes annual payments of the base policy divided (under the 1998 dividend scale) paid in full at the dividend declaration dates. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made and that the base policy continues in force.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN OR DIVIDEND PAYMENT RATES. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE AMOUNT AND TIMING OF PAYMENTS MADE BY AN OWNER AND THE LEVEL OF DIVIDENDS DECLARED BY METROPOLITAN LIFE ON THE BASE POLICY. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL YEARS. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

 ...............................................................
VAI RIGHTS
 ................................................................................

LOAN PRIVILEGES

  An Owner may obtain a loan from Metropolitan Life whenever the Policy has a loan value. If there is an existing loan, the Owner may increase it. The loan value equals the Policy cash value less the anticipated loan interest for the remainder of that base policy year. If an Owner would like to take a loan, then security shall be taken first from any available cash value in the components of the Policy except the VAI and then from any available cash value in the VAI. For situations where a loan may be treated as a taxable distribution, see "Federal Tax Matters."

  Interest. The interest charged on a loan accrues daily. The interest rate will never be more than the maximum allowed by law and will not change more than once a year, on the anniversary of the date of the base policy. Interest payments are due at the end of each base policy year. Metropolitan Life will test the Policy prior to the date interest payments are due. If some or all of the VAI cash value would be required as security for any unpaid accrued inter-est, then Metropolitan Life will transfer such VAI cash value to a fixed bene-fit additional insurance dividend option as of the date the test is performed. If the interest is paid by the Owner, then the Owner may transfer back to the VAI any fixed benefit additional insurance cash value not needed as security for the loan on the Valuation Date next following the Date of Receipt of the interest payment. If the interest is unpaid within 31 days after it is due, it will be treated as a new loan subject to the interest rates applicable at that time. The rate of interest for a base policy year may not be more than the higher of: (a) the published monthly average for the calendar month ending two months before the start of the base policy year; or (b) the rate used to com-pute the guaranteed cash value of the base policy and its riders for the base policy year plus 1%. The published monthly average means (a) Moody's Corporate Bond Yield Average--Monthly Average Corporates, as published by Moody's Invest-ors Service, Inc. or any successor to that service; or (b) If that average is no longer published, a substantially similar average, established by regulation issued by the insurance supervisory official of the state in which the base policy is delivered. If the maximum limit for a base policy year is at least 1/2% higher than the rate set for the prior base policy year, the actual rate will be increased to no more than that limit. If the maximum limit for a base policy year is at least 1/2% lower than the rate set for the prior base policy year the rate will be reduced to at least that limit. Metropolitan Life will inform the Owner of the initial rate applicable to a loan and mail advance no-tice if there is to be an increase in the rate applicable to an existing loan.

  Generally, pursuant to legislation enacted in 1997, no tax deduction is al-lowed for interest on loans on life insurance policies, subject to certain ex-ceptions for key person insurance covering a limited number of individuals. The 1997 legislation also generally disallows in part an interest deduction to businesses which own cash value life insurance issued after June 8, 1997 for debt unrelated to the contract, subject to certain exceptions for contracts covering employees and certain other individuals. Counsel and other competent advisors should be consulted regarding the impact of these rules on the deduct-ibility of interest for income tax purposes. (See "Federal Tax Matters.")

  Effect of a Loan. As of the Date of Receipt of the loan request that affects the VAI, the loan amount is withdrawn from the VAI and transferred to a fixed additional insurance dividend option as security for the loan, reducing the VAI cash value and therefore the VAI death benefit. In the fixed benefit additional insurance dividend option, the amount will be credited with any applicable de-clared dividends but not with any other interest or investment return. THE CASH VALUE UNDER THE FIXED ADDITIONAL INSURANCE DIVIDEND OPTION WILL NOT PARTICIPATE IN ANY INVESTMENT EXPERIENCE APPLICABLE TO THE SEPARATE ACCOUNT.

  Indebtedness. Indebtedness equals the outstanding loan plus accrued interest thereon. If any loan plus interest due on the loan is greater than the avail-able cash value in the Policy, Metropolitan Life will notify the Owner and any assignee of record. If a sufficient payment is not made to Metropolitan Life within 31 days after Metropolitan Life mails notice, the Policy, including the VAI, will terminate without value. The Owner could be subject to tax at the time of such termination even though no cash value will be distributed at such time. The Policy may, however, later be reinstated, subject to certain condi-tions (see "Termination and Restatement").

  Repayment of Indebtedness. Loans and accrued interest thereon may be repaid in whole or in part (but not less than $50) at any time. As of the Date of Re-ceipt of the repayment, the amount in the fixed benefit additional insurance rider securing such loan amount for which the repayment was received shall be available to be transferred to the VAI. Thereafter, the Owner may transfer such available amounts to the VAI at any time.

WITHDRAWAL AND TRANSFER PRIVILEGES

  Subject to the limitations set forth below, at any time before the death of the insured, the Owner may make a partial or total withdrawal of or transfer the VAI cash value by sending a written request to the Designated Office. With-drawals and transfers are generally effected at the value computed at the close of the Date of Receipt of the request.

 ...............................................................

  Metropolitan Life may require that these requests be made on forms provided for these purposes. The maximum amount available for withdrawal or transfer is the VAI cash value on the Date of Receipt of the request. No charge will be imposed on withdrawals or transfers. If an Owner would like to take a partial withdrawal and does not indicate in writing from where such withdrawal should be made, or if it is not possible to follow the Owner's instructions then it will be taken first from any currently declared dividend that has not been paid or applied to a dividend option, then from available cash value in any dividends with interest dividend option, then from any available cash value in any fixed benefit additional insurance dividend option, then from any avail-able VAI cash value, then from any available cash value in any fixed benefit paid-up additions rider, then from any cash value in FLAIR, and finally from any cash value in any variable paid-up additions rider.

  For any tax consequences in connection with a withdrawal or transfer, see "Federal Tax Matters". A transfer to the DWI would be treated as a distribu-tion to the Owner and could be taxable.

  In the event that an Owner elects to make a transfer of VAI cash value to a rider or dividend option that is permitted to receive payments, any dividend that might be payable on the rider or dividend option will be appropriately adjusted to reflect the timing of receipt of such transferred amount. Any par-tial withdrawal or transfer from the VAI will reduce the VAI death benefit be-cause the amount of cash value that is divided by the net single premium will be smaller than if no partial withdrawal had been made.

  Metropolitan Life reserves the right, if permitted by state law, to allow Owners to make transfer requests by telephone and to allow Owners to authorize their sales representatives to make requests on behalf of the Owners by tele-phone on a form Metropolitan Life will supply to Owners. If Metropolitan Life decides to permit either of these transfer procedures, and an Owner elects to participate in either of these transfer procedures, the following will apply: the Owner will authorize Metropolitan Life to act upon the telephone instruc-tions of any person purporting to be the Owner (or, if applicable, the Owner's sales representative), assuming Metropolitan Life's procedures have been fol-lowed, to make transfers from the VAI. Metropolitan Life will institute rea-sonable procedures to confirm that any instructions communicated by telephone are genuine. All telephone calls will be recorded, and the Owner (or, if ap-plicable, the Owner's sales representative) will be asked to produce the Own-er's personalized data prior to Metropolitan Life initiating any transfer re-quests by telephone. Additionally, as with other transactions, the Owner will receive a written confirmation of any such transfer. Neither Metropolitan Life nor the Separate Account will be liable for any loss, expense or cost arising out of any requests that Metropolitan Life or the Separate Account reasonably believe to be genuine. In the event that these transfer procedures are insti-tuted and in the further event that the Owner who has elected to use such pro-cedures encounters difficulty with them, such Owner should make the request to the Designated Office.

SURRENDERS

  The Owner may surrender the VAI for its cash value. Surrenders are generally effected at the value computed at the close of the Date of Receipt of the re-quest. In addition, a request for surrender of the base policy will also be deemed a request for surrender of the VAI. An Owner may elect to have the pro-ceeds applied, without charge, as a transfer to any rider or dividend option that is permitted to receive premiums at that time. In this event, any divi-dend that might be payable on amounts in such rider or dividend option will be appropriately adjusted to reflect the timing of receipt of such transferred amount.

AUTOMATIC TRANSFERS OF VAI CASH VALUE

  An Owner may elect in writing that VAI cash value be used to make base pol-icy premium payments on their due dates if the Owner does not otherwise pro-vide for the making of such premium payment. Metropolitan Life may make other arrangements for automatic transfers of the VAI cash value available in the future which an Owner will be able to request in writing.

  All automatic transfer arrangements will continue in effect as long as there is sufficient VAI cash value or until the Owner requests in writing that an arrangement be stopped.

GENERAL ACCOUNT AND THE POLICY
 ...............................................................................

  Subject to certain limits and conditions, cash value in the fixed benefit portions of the Policy is guaranteed by the General Account of Metropolitan Life (the "Policy fixed benefits"). Because of exemptive and exclusionary pro-visions, interests in the General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the Policy fixed benefits nor the General Account nor any interests therein are generally sub-ject to the provisions of these Acts and Metropolitan Life has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Pro-

 ...............................................................
spectus relating to the Policy fixed benefits nor the General Account. Disclo-sures regarding these may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and com-pleteness of statements made in prospectuses.

  This Prospectus is generally intended to serve as a disclosure document only for the aspects of the VAI involving the Separate Account and contains only selected information regarding the Policy fixed benefits and the General Ac-count. For complete details regarding the Policy fixed benefits and the Gen-eral Account, see the base policy, fixed benefit riders and fixed benefit div-idend options themselves.

GENERAL DESCRIPTION

  The General Account consists of all assets owned by Metropolitan Life other than those in the Separate Account and other legally-segregated separate ac-counts. Subject to applicable law, Metropolitan Life has sole discretion over the investment of the assets of the General Account. Unlike the assets of the Separate Account, the assets in the General Account, are chargeable with lia-bilities arising out of any other business of Metropolitan Life.

  Any amounts allocated to Policy fixed benefits (including cash value trans-fers from the VAI) do not entitle an Owner to share in the investment experi-ence of the General Account. Instead, these amounts are eligible for dividends or interest, as applicable.

  Metropolitan Life periodically reevaluates the amount of dividends it pays and no assurance can be given as to the amount of dividends that will be de-clared in the future.

WITHDRAWALS, SURRENDERS, AND POLICY LOANS

  Metropolitan Life reserves the right to delay withdrawals, surrenders and the payment of the loan proceeds allocated to Policy fixed benefits for up to six months. Nevertheless, payments to pay premiums on another policy with Met-ropolitan Life will not be delayed.

RIGHTS RESERVED BY METROPOLITAN LIFE
 ...............................................................................

  Metropolitan Life reserves the right to make certain changes if, in its judgment, they would best serve the interests of the Owners or would be appro-priate in carrying out the purposes of the VAI. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when re-quired by law, Metropolitan Life will obtain Owner approval of the changes and approval from any appropriate regulatory authority. Examples of the changes Metropolitan Life may make include:

  . To operate the Separate Account in any form permitted under the 1940 Act or in any other form permitted by law.

  . To take any action necessary to comply with or obtain and continue any ex-emptions from the 1940 Act.

  . To transfer any assets in any investment division to another investment division, or to one or more separate accounts; or to add, combine or re-move investment divisions in the Separate Account.

  . To substitute, for the Fund shares held in any investment division, the shares of another portfolio of the Fund or the shares of another invest-ment company or any other investment permitted by law.

  . To change the way Metropolitan Life assesses charges, but without increas-ing the aggregate amount charged in connection with the VAI.

  . To make any other necessary technical changes in the VAI in order to con-form with any action the above provisions permit Metropolitan Life to take.

  If any of these changes result in a material change in the underlying in-vestments of the MetLife Stock Index investment division. Metropolitan Life will notify the Owner of such change.

SALES AND ADMINISTRATION OF THE VAI
 ...............................................................................

  Metropolitan Life performs the sales and administrative services relating to the VAI. The offices of Metropolitan Life which may administer the VAI are lo-cated in: Aurora, Illinois; Johnstown, Pennsylvania; Pearl River, New York; Princeton, New Jersey; San Ramon, California; Tampa, Florida; Tulsa, Oklahoma; and Warwick, Rhode Island. Each Owner will be notified which office will be the Designated Office for servicing the VAI. Metropolitan Life may name dif-ferent Designated Offices for different transactions.

  Metropolitan Life acts as the principal underwriter (distributor) of the VAI as defined in the 1940 Act (see "Distribution of the VAI," below). In addition to selling insurance and annuities, Metropolitan Life also serves as invest-ment adviser to certain other advisory clients, and is also principal under-writer for Metropolitan Tower Separate Accounts One and Two of Metropolitan Tower Life Insurance Company, a wholly-owned subsidiary of Metropolitan Life, and Metropolitan Life Separate Ac-

 ...............................................................
count E of Metropolitan Life, each of which is registered as a unit investment trust under the 1940 Act. Finally, Metropolitan Life acts as principal under-writer for other forms of flexible premium variable life insurance, premiums for which are also allocated to the Separate Account.

  Bonding. The directors, officers and employees of Metropolitan Life are bonded in the amount of $50,000,000, subject to a $5,000,000 deductible.

DISTRIBUTION OF THE VAI
 ...............................................................................

  The VAI will be sold as a dividend option to the base policy by individuals who are licensed life insurance sales representatives and registered repre-sentatives of Metropolitan Life, the principal underwriter of the VAI. Metro-politan Life is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The VAI may in the future be sold through other registered broker-dealers, including MetLife Securities, Inc., a wholly owned broker-dealer subsidiary of Metropolitan Life. No commis-sions are payable for the sale of a VAI. However commissions are payable for sale of the base policy and certain riders.

  Certain computer systems Metropolitan Life uses to process the VAI transactions and valuations need to be adjusted to be able to continue to administer the VAI beginning January 1, 2000. As is the case with most system conversion projects, risks and uncertainties exist, due in part to reliance on third party vendors, and a project could be delayed. Metropolitan Life is, however, devoting substantial resources to make these systems modifications and expects that the necessary changes will be completed on time and in a way that will result in no disruption to the VAI servicing operations.

FEDERAL TAX MATTERS
 ...............................................................................

  The following description is a brief summary of some of the tax rules, pri-marily related to federal income and estate taxes, which in the opinion of Metropolitan Life are currently in effect.

TAXATION OF THE POLICY

  The Policy generally receives the same federal income and estate tax treat-ment as fixed benefit life insurance. Therefore the VAI death benefit is gen-erally excludable from the gross income of the beneficiary under Section 101 of the Internal Revenue Code ("Code"), and the Owner is not deemed to be in constructive receipt of the cash values under the VAI prior to the time such amounts are distributed to the Owner or transferred to DWI. Under current law, a transfer of VAI cash value to riders or dividend options (excluding DWI) or to pay Policy premiums will not be considered a distribution to the Owner for federal income tax purposes.

  Under existing tax law, unless the Policy is a modified endowment contract as discussed below, an Owner generally will be taxed on cash value, including VAI cash value, distributed from the Policy or transferred to DWI. Under most circumstances, unless the distribution occurs during the first 15 base policy years, only the amount distributed that exceeds the Owner's remaining invest-ment in the Policy will be treated as ordinary income.

  Out-of-pocket premiums, including DWI amounts applied as premiums, increase the Owner's investment in the Policy. Non-taxable distributions, including any non-taxable transfers to DWI, reduce the Owner's investment in the Policy. Dividends used to pay Policy premiums will have no impact on the Owner's in-vestment in the Policy. During the first 15 base policy years, cash distribu-tions made as a result of a change that reduces death benefits (or other bene-fits) will be taxable to the Owner, under a complex formula, to the extent that cash value exceeds the Owner's remaining investment in the Policy. Not-withstanding the foregoing, if a Policy is part of a collateral assignment eq-uity split-dollar arrangement with an employer, any increase in cash value in-cluding increases in VAI cash value may be taxable annually. This type of ar-rangement involves premium advances by an employer which are secured through a collateral assignment of the Policy. A purchaser should consult with and rely on the advice of a qualified tax advisor with respect to any type of split-dollar arrangement involving the Policy.

  Any assignment or other transfer of rights under a Policy may have adverse tax consequences, causing the death benefit to become taxable to the beneficiary, or causing all or part of any value assigned to be taxed as a distribution to the owner. Therefore, it is very important to consult with a qualified tax adviser before making any assignment.

  The United States Treasury Department has adopted regulations which set diversification rules for the investments in separate accounts underlying life insurance policies, in order for policies to be treated as life insurance. Metropolitan Life believes that these diversification standards will be satisfied with respect to the VAI. There is a provision in the regulations which allows for the correction of an inadvertent failure to diversify. Failure to comply with the rules found in the regulations would result in immediate taxation to Policy owners of all positive investment experience credited to a Policy.

  There is a possibility that regulations may be proposed or that a control-ling ruling may be issued in the future describing the extent to which owner control over

 ...............................................................
allocation of cash value may cause owners to be treated as the owners of Sepa-rate Account assets for tax purposes. Metropolitan Life reserves the right to amend the VAI in any way necessary to avoid any such result. As of the date of this Prospectus, no such regulations or ruling have been issued, although such regulations or ruling could limit the number of investment funds or the fre-quency of transfers among such funds. It is not known whether any such regula-tions or ruling would have a retroactive effect.

  Metropolitan Life also believes that loans received will be treated as indebtedness of an owner for federal tax purposes, and, unless the Policy is or becomes a modified endowment contract as described below or terminates, that no part of any loan received under a Policy will constitute income to the Owner.

  Generally, interest on Policy loans is not deductible. However, an Owner should consult a tax advisor to determine how the rules governing the deduct-ibility of interest would apply in the Owner's situation.

  Legislation enacted in 1997 and effective for policies issued after June 8, 1997 generally disallows, in part, interest deductions to businesses which own cash value life insurance for debt unrelated to the policy. There are excep-tions for policies covering employees, officers, directors, 20 percent owners and joint life policies covering a 20% owner and a spouse. The rules are com-plex. Consult your tax adviser.

  A total surrender, cancellation, or other termination where there is an out-standing loan also may have tax consequences depending on the amount of gain in the Policy.

  Special rules govern the federal income tax treatment of pre-death withdraw-als from a class of life insurance contracts referred to as modified endowment contracts. Unlike other life insurance contracts, amounts received before death from a modified endowment contract, including policy loans, assignments and pledges, are treated first as income (to the extent of gain) and then as recovered investment. For purposes of determining the amount includible in in-come, all modified endowment contracts issued by the same company (or affili-ate) to the same policyholder during any calendar year will be treated as one modified endowment contract. Finally, an additional 10% income tax is gener-ally imposed on the taxable portion of pre-death amounts received before age 59 1/2.

  In general, a modified endowment contract is a life insurance contract en-tered into or materially changed after June 20, 1988 that fails to meet a "7-pay test". Under the 7-pay test, if the amount of premiums paid under the life insurance contract at any time during the first 7 base policy years exceeds the sum of the net level premiums which would have been paid if the contract provided for paid-up future benefits after the payment of 7 level annual pay-ments, the contract is a modified endowment contract. A policy may have to be reviewed under the 7-pay test even after the first seven base policy years in the case of certain events such as a material modification to the policy as discussed below. If there is a reduction in benefits under the policy during any 7-pay testing period, the 7-pay test is applied using the reduced benefits level.

  Any distribution made within two years before a policy fails the 7-pay test may be treated as made in anticipation of such failure. Whether or not a particular policy meets these definitional requirements is dependent on the date the policy was entered into, premium payments made and to be made and the level of death benefits, any changes in the level of death benefits, the extent of any prior cash withdrawals, and other factors. Generally, a life insurance policy which is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

  A Policy should be reviewed upon issuance, upon making a cash withdrawal, upon making a change in future benefits and upon making a material modifica-tion to determine to what extent, if any, these tax rules apply. A material modification includes, but is not limited to, any increase in the future bene-fits. However, in general, increases in benefits that are attributable to the payment of premiums necessary to fund the lowest death benefit payable in the first 7 base policy years will not be considered material modifications. The annual statement sent to each Owner will include information regarding the modified endowment contract status of the Policy. Counsel and other competent advisors should be consulted to determine how these rules apply to an individ-ual situation.

  Congress may, in the future, consider other legislation that, if enacted, could adversely affect the tax treatment of life insurance policies. For exam-ple, legislation could be enacted which could adversely impact transfers of cash value to and from the VAI. In addition, the Treasury Department may by regulation or interpretation modify the above described tax effects. Any leg-islative or administrative action could be applied retroactively.

  The death benefit payable under the Policy, is includable in the insured's gross estate for federal estate tax purposes if the death benefit is paid to the insured's estate or if the death benefit is paid to a beneficiary other than the estate and the insured either possessed incidents of ownership at the time of death or transferred incidents of ownership to another person within three years of death.

  Whether or not any federal estate tax is payable with respect to the death benefit of the Policy which is included in the insured's gross estate depends on a va-

 ...............................................................
riety of factors including the following. A smaller size estate may be exempt from federal estate tax because of an estate tax credit which generally is equivalent to an exemption of $625,000 in 1998, gradually increasing to $1 mil-lion in 2006 and thereafter. In addition, a death benefit paid to a surviving spouse may not be taxable because of a 100% estate tax marital deduction. Fur-ther-more, a death benefit paid to a tax-exempt charity may not be taxable be-cause of the allowance of an estate tax charitable deduction.

  If the Owner is not the insured, and the Owner dies before the insured, the value of the Policy, as determined under Internal Revenue Service regulations, is includable in the federal gross estate of the Owner for federal estate tax purposes. Whether a federal estate tax is payable depends on a variety of fac-tors, including those listed in the preceding paragraph.

  State and local income, estate, inheritance and other tax consequences of ownership or receipt of proceeds depend on the circumstances of each insured, owner or beneficiary.

  The foregoing summary does not purport to be complete or to cover all situa-tions. Counsel and other competent advisors should be consulted for more com-plete information.

TAXATION OF METROPOLITAN LIFE

  Metropolitan Life does not initially expect to incur any federal income tax upon the earnings or the realized capital gains attributable to the Separate Account. Based upon these expectations, no charge is currently being made against the Separate Account for federal income taxes, with respect to earnings or capital gains, which may be attributable to the Separate Account. If, howev-er, Metropolitan Life determines that it may incur such taxes, it may assess a charge against or make provisions in the Separate Account for those taxes.

  Under present laws, Metropolitan Life may incur state and local taxes (in ad-dition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, Metropolitan Life may decide to make charges for such taxes against or provisions for such taxes in the Separate Ac-count.

                                   MANAGEMENT

  The present directors and the senior officers and secretary of Metropolitan Life are listed below, together with certain information concerning them:

DIRECTORS, OFFICERS-DIRECTORS

                                 PRINCIPAL OCCUPATION &             POSITIONS AND OFFICES
          NAME                      BUSINESS ADDRESS               WITH METROPOLITAN LIFE
          ----                   ----------------------            ----------------------
Curtis H. Barnette...... Chairman and Chief Executive Officer,  Director
                         Bethlehem Steel Corp.,
                         1170 Eighth Avenue,
                         Martin Tower 2118,
                         Bethlehem, PA 18016-7699.
Robert H. Benmosche..... President and Chief Operating Officer, President, Chief Operating
                         Metropolitan Life Insurance Company,    Officer and Director
                         One Madison Avenue,
                         New York, N.Y. 10010.
Gerald Clark............ Senior Executive Vice-President        Senior Executive Vice-
                         and Chief Investment Officer,           President and Chief
                         Metropolitan Life Insurance Company,    Investment Officer,
                         One Madison Avenue,                     Director
                         New York, N.Y. 10010.
Joan Ganz Cooney........ Chairman, Executive Committee,         Director
                         Children's Television Workshop,
                         One Lincoln Plaza,
                         New York, NY 10023.
Burton A. Dole.......... Retired Chairman, President and Chief  Director
                         Executive Officer,
                         Puritan Bennett,
                         2200 Faraday Avenue,
                         Carlsbad, CA 92008-7208.
James R. Houghton....... Retired Chairman of the Board,         Director
                         Corning Incorporated,
                         80 East Market Street,
                         2nd Floor,
                         Corning, NY 14830.
Harry P. Kamen.......... Chairman of the Board and              Chairman of the Board,
                         Chief Executive Officer,                Chief Executive Officer and
                         Metropolitan Life Insurance Company,    Director
                         One Madison Avenue,
                         New York, NY 10010.
Helene L. Kaplan........ Of Counsel, Skadden, Arps, Slate,      Director
                         Meagher & Flom,
                         919 Third Avenue,
                         New York, NY 10022.
Charles M. Leighton..... Retired Chairman,                      Director
                         CML Group, Inc.,
                         524 Main Street,
                         Acton, MA 01720.

                                  PRINCIPAL OCCUPATION &             POSITIONS AND OFFICES
          NAME                       BUSINESS ADDRESS               WITH METROPOLITAN LIFE
          ----                    ----------------------            ----------------------
Allen E. Murray.........  Retired Chairman of the Board          Director
                          and Chief Executive Officer,
                          Mobil Corporation,
                          375 Park Avenue
                          Suite 2901,
                          New York, NY 10152.
Stewart G. Nagler.......  Senior Executive Vice-President and    Senior Executive
                          Chief Financial Officer                Vice-President and
                          Metropolitan Life Insurance Company    Chief Financial Officer
                          One Madison Avenue                     and Director
                          New York, NY 10010.
John J. Phelan, Jr. ....  Retired Chairman and Chief Executive   Director
                          Officer, New York Stock Exchange,
                          Inc.,
                          P.O. Box 312,
                          Mill Neck, NY 11765.
Hugh B. Price...........  President and Chief Executor Officer,  Director
                          National Urban League, Inc.,
                          12 Wall Street,
                          New York, NY 10005.
Robert G. Schwartz......  Retired Chairman,                      Director
                          President and Chief Executive Officer,
                          Metropolitan Life Insurance Company,
                          200 Park Avenue, Suite 5700,
                          New York, NY 10166.
Ruth J. Simmons, Ph.D. .  President,                             Director
                          Smith College,
                          College Hall 20,
                          Northhampton, MA 01063.
William C. Steere, Jr. .  Chairman of the Board and Chief        Director
                          Executive Officer,
                          Pfizer, Inc.,
                          235 East 42nd Street,
                          New York, NY 10017.

OFFICERS*

    NAME OF OFFICER       POSITION WITH METROPOLITAN LIFE
    ---------------       -------------------------------
Harry P. Kamen..........  Chairman and Chief Executive Officer
Robert H. Benmosche.....  President and Chief Operating Officer
Gary A. Beller..........  Senior Executive Vice-President and General Counsel
Gerald Clark............  Senior Executive Vice-President and Chief Investment Officer
Stewart G. Nagler.......  Senior Executive Vice-President and Chief Financial Officer
Catherine A. Rein.......  Senior Executive Vice-President
William J. Toppeta......  Senior Executive Vice-President
C. Robert Henrikson.....  Senior Executive Vice-President
Jeffrey J. Hodgman......  Executive Vice-President
Terence I. Lennon.......  Executive Vice-President
David A. Levene.........  Executive Vice-President
John D. Moynahan, Jr. ..  Executive Vice-President
John H. Tweedie.........  Executive Vice-President
Judy E. Weiss...........  Executive Vice-President and Chief Actuary
William Livesey.........  Senior Vice-President
Alexander D. Brunini....  Senior Vice President
Richard M. Blackwell....  Senior Vice-President
Jon F. Danski...........  Senior Vice-President and Controller
James B. Digney.........  Senior Vice-President
William T. Friedewald...  Senior Vice-President
Ira Friedman............  Senior Vice-President
Anne E. Hayden..........  Senior Vice-President
Sybil C. Jacobsen.......  Senior Vice-President
Joseph W. Jordan........  Senior Vice-President
Kernan F. King..........  Senior Vice President
Nicholas D. Latrenta....  Senior Vice-President
Leland C. Launer, Jr. ..  Senior Vice-President
Gary E. Lineberry.......  Senior Vice-President
James L. Lipscomb.......  Senior Vice-President
James M. Logan..........  Senior Vice-President
Eugene Marks, Jr........  Senior Vice President
Dominick A. Prezzano....  Senior Vice-President
Joseph A. Reali.........  Senior Vice-President
Vincent P. Reusing......  Senior Vice-President
Felix Schirripa.........  Senior Vice-President
Robert E. Sollmann, Jr..  Senior Vice-President
Thomas L. Stapleton.....  Senior Vice-President and Tax Director
James F. Stenson........  Senior Vice-President
Stanley J. Talbi........  Senior Vice-President
Richard R. Tartre.......  Senior Vice-President
James A. Valentino......  Senior Vice-President
Lisa Weber..............  Senior Vice-President
William J. Wheeler......  Senior Vice-President and Treasurer
Anthony J. Williamson...  Senior Vice-President
Louis Ragusa............  Vice-President and Secretary

-------
* The principal occupation of each officer, except for the following officers, during the last five years has been as an officer of Metropolitan Life or an affiliate thereof. Gary A. Beller has been an officer of Metropolitan Life since November, 1994; prior thereto, he was a Consultant and Executive Vice-President and General Counsel of the American Express Company. Robert H. Benmosche has been an officer of Metropolitan Life since September, 1995; prior thereto, he was an Executive Vice-President of Paine Webber. Terence
  I. Lennon has been an officer of Metropolitan Life since March, 1994; prior thereto, he was Assistant Deputy Superintendent and Chief Examiner of the New York State Department of Insurance. Richard R. Tartre has been an officer of Metropolitan Life since January 13, 1997, prior thereto he was President and CEO of Astra Management Corp. William J. Wheeler became an officer of Metropolitan Life since October 13, 1997; prior thereto he was Senior Vice-President, Investment Banking of Donaldson, Lufkin and Jenrette. Lisa Weber has been an officer of Metropolitan Life since March 16, 1998; prior thereto she was a Director of Diversity Strategy and Development and an Associate Director of Human Resources of PaineWebber. Jon F. Danski has been an officer of Metropolitan Life since March 25, 1998; prior thereto he was Senior Vice-President, Controller and General Auditor at ITT Corporation. The business address of each officer is 1 Madison Avenue, New York, New York 10010.

 ...............................................................
VOTING RIGHTS
 ...............................................................................

  In accordance with its view of present applicable law, Metropolitan Life will vote the shares of the MetLife Stock Index Portfolio of the Fund which are deemed attributable to VAIs at regular and special meetings of the share-holders of the Fund based on instructions received from persons having the voting interest in the MetLife Stock Index investment division of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result Metropol-itan Life determines that it is permitted to vote such shares of the Fund in its own right, it may elect to do so.

  Accordingly, the Owner will have a voting interest under a VAI. The number of shares held in the MetLife Stock Index investment division deemed attribut-able to each Owner is determined by dividing a VAI's cash value in that divi-sion, if any, by the net asset value of one share in the corresponding Fund portfolio. Fractional votes will be counted. The number of shares concerning which an Owner has the right to give instructions will be determined as of the record date for the meeting.

  Fund shares held in each registered separate account of Metropolitan Life or any affiliate that are or are not attributable to life insurance policies (in-cluding the VAIs) or annuity contracts and for which no timely instructions are received will be voted in the same proportion as the shares for which vot-ing instructions are received by that separate account. Fund shares held in the general accounts or unregistered separate accounts of Metropolitan Life or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if Metropolitan Life or an affiliate determines that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so subject to the then cur-rent interpretation of the 1940 Act or any rules thereunder.

  The Owners may give instructions regarding, among other things, the election of the Board of Directors of the Fund, ratification of the selection of the Fund's independent auditors, and the approval of the Fund's investment manager and sub-investment manager, if applicable.

  Each Owner having a voting interest will be sent voting instruction solicit-ing material and a form for giving voting instructions to Metropolitan Life.

DISREGARD OF VOTING INSTRUCTIONS

  Notwithstanding the foregoing, Metropolitan Life may vote Fund shares con-trary to Owner voting instructions in certain limited circumstances specified by the Commission. In the event that Metropolitan Life does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next annual or semiannual report to Owners.

REPORTS
 ...............................................................................

  Owners will receive promptly statements of significant transactions such as partial withdrawals, increases in loan principal by the Owner, termination for any reason, reinstatement and payments. An annual statement will also be sent to the Owner on or before base policy anniversary summarizing all of the above transactions for the period and setting forth the status of the death benefit, cash value, any Policy loan and unpaid loan interest added to loan principal. The annual statement will also discuss the modified endowment contract status of a Policy. In addition, an Owner will be sent semiannual reports containing financial statements for the Fund, as required by the 1940 Act.

STATE REGULATION
 ...............................................................................

  Metropolitan Life is subject to regulation and supervision by the Insurance Department of the State of New York, which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. Where required, a copy of the form of VAI has been filed for approval with insurance officials in each jurisdiction where the VAIs are sold. VAI is not yet available in all jurisdictions. Indi-viduals should consult with their Metropolitan Life sales representatives to determine if VAI is available in their jurisdictions.

  Metropolitan Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business, for the purposes of determining sol-vency and compliance with local insurance laws and regulations. Such state-ments are available for public inspection at state insurance department of-fices.

REGISTRATION STATEMENT
 ...............................................................................

  A registration statement under the Securities Act of 1933 has been filed with the Securities and Exchange Commission relating to the offering described in this Prospectus. This Prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for addi-tional information concerning the Separate Account, Metropolitan Life and the Policies. The additional information may be obtained at the Commission's main office in Washington, D.C., upon payment of the prescribed fees.

 ...............................................................

LEGAL MATTERS
 ...............................................................................

  The legality of the VAI described in this Prospectus has been passed upon by Christopher P. Nicholas, Associate General Counsel of Metropolitan Life. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised Metropolitan Life on certain matters relating to the federal securities laws.

EXPERTS
 ...............................................................................

  The financial statements included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

  Actuarial matters included in this Prospectus have been examined by Marian Zeldin, FSA, MAAA, Vice-President and Actuary of Metropolitan Life, as stated in her opinion filed as an exhibit to the registration statement.

FINANCIAL STATEMENTS
 ...............................................................................

  The financial statements of Metropolitan Life included in this Prospectus should be considered only as bearing upon the ability of Metropolitan Life to meet its obligations under the VAI.

                      [This Page Intentionally Left Blank]

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Metropolitan Life Insurance Company:

We have audited the accompanying statements of assets and liabilities of the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, State Street Research International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth and Scudder Global Equity Divisions of Metropolitan Life Separate Account UL (the "Separate Account") as of December 31, 1997, and the related statements (i) of operations for the year then ended and of changes in net assets for the years ended December 31, 1997 and 1996 of the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index and State Street Research International Stock Divisions and (ii) of operations and of changes in net assets for the period March 3, 1997 (commencement of operations) to December 31, 1997 of the Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth and Scudder Global Equity Divisions. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and depositor of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, State Street Research International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth and Scudder Global Equity Divisions of Metropolitan Life Separate Account UL at December 31, 1997 and the results of their operations and the changes in their net assets for the respective stated periods, in conformity with generally accepted accounting principles.

As discussed in Note 4, the accompanying 1996 financial statements have been restated.

DELOITTE & TOUCHE LLP
New York, New York

March 31, 1998

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1997

                                                     STATE STREET              STATE STREET             STATE STREET
                          STATE STREET STATE STREET    RESEARCH   STATE STREET   RESEARCH     METLIFE     RESEARCH
                            RESEARCH     RESEARCH       MONEY       RESEARCH    AGGRESSIVE     STOCK    INTERNATIONAL
                             GROWTH       INCOME        MARKET    DIVERSIFIED     GROWTH       INDEX        STOCK
                            DIVISION     DIVISION      DIVISION     DIVISION     DIVISION    DIVISION     DIVISION
                          ------------ ------------  ------------ ------------ ------------ ----------- -------------
ASSETS:
Investments in Metropol-
 itan Series Fund, Inc.
 at Value (Note 1A):
State Street Research
 Growth Portfolio
 (7,500,517 shares; cost
 $207,140,190)..........  $239,416,510         --            --            --           --          --           --
State Street Research
 Income Portfolio
 (3,451,828 shares; cost
 $43,468,874)...........           --  $43,700,145           --            --           --          --           --
State Street Research
 Money Market Portfolio
 (770,408 shares; cost
 $8,291,617)............           --          --     $7,996,630           --           --          --           --
State Street Research
 Diversified Portfolio
 (9,161,690 shares; cost
 $143,847,786)..........           --          --            --   $155,565,502          --          --           --
State Street Research
 Aggressive Growth Port-
 folio
 (4,299,153 shares; cost
 $110,480,495)..........           --          --            --            --  $181,699,529         --           --
MetLife Stock Index
 Portfolio
 (2,992,597 shares; cost
 $67,138,007)...........           --          --            --            --           --  $86,126,949          --
State Street Research
 International Stock
 Portfolio
 (2,324,516 shares; cost
 $28,974,736)...........           --          --            --            --           --          --   $27,127,110
Loomis Sayles High Yield
 Bond Portfolio
 (146,279 shares; cost
 $1,553,369)............           --          --            --            --           --          --           --
Janus Mid Cap Portfolio
 (302,556 shares; cost
 $3,640,229)............           --          --            --            --           --          --           --
T. Rowe Price Small Cap
 Growth Portfolio
 (383,687 shares; cost
 $4,511,133)............           --          --            --            --           --          --           --
Scudder Global Equity
 Portfolio
 (278,937 shares; cost
 $3,035,018)............           --          --            --            --           --          --           --
                          ------------ -----------    ----------  ------------ ------------ -----------  -----------
 Total Assets...........   239,416,510  43,700,145     7,996,630   155,565,502  118,699,529  86,126,949   27,127,110
LIABILITIES.............       530,268        (749)          395       165,745       43,493      30,337        1,155
                          ------------ -----------    ----------  ------------ ------------ -----------  -----------
NET ASSETS..............  $238,886,242 $43,700,894    $7,996,235  $155,399,757 $118,656,036 $86,096,612  $27,125,955
                          ============ ===========    ==========  ============ ============ ===========  ===========

                       See Notes to Financial Statements.

   LOOMIS                                                T. ROWE
   SAYLES                                                 PRICE                           SCUDDER
 HIGH YIELD              JANUS                          SMALL CAP                          GLOBAL
    BOND                MID CAP                           GROWTH                           EQUITY
  DIVISION              DIVISION                         DIVISION                         DIVISION
 ----------            ----------                       ----------                       ----------
        --                    --                               --                               --
        --                    --                               --                               --
        --                    --                               --                               --
        --                    --                               --                               --
        --                    --                               --                               --
        --                    --                               --                               --
        --                    --                               --                               --
 $1,483,275                   --                               --                               --
        --             $3,863,631                              --                               --
        --                    --                        $4,558,201                              --
        --                    --                               --                        $3,026,461
 ----------            ----------                       ----------                       ----------
  1,483,275             3,863,631                        4,558,201                        3,026,461
        150                   393                               89                            3,120
 ----------            ----------                       ----------                       ----------
 $1,483,125            $3,863,238                       $4,558,112                       $3,023,341
 ==========            ==========                       ==========                       ==========

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                            STATEMENTS OF OPERATIONS

                                                FOR THE YEAR ENDED DECEMBER 31, 1997
                          ---------------------------------------------------------------------------------
                                                  STATE                  STATE                    STATE
                             STATE      STATE     STREET      STATE      STREET                  STREET
                            STREET      STREET   RESEARCH    STREET     RESEARCH    METLIFE     RESEARCH
                           RESEARCH    RESEARCH   MONEY     RESEARCH   AGGRESSIVE    STOCK    INTERNATIONAL
                            GROWTH      INCOME    MARKET   DIVERSIFIED   GROWTH      INDEX        STOCK
                           DIVISION    DIVISION  DIVISION   DIVISION    DIVISION   DIVISION     DIVISION
                          ----------- ---------- --------  ----------- ---------- ----------- -------------
INVESTMENT INCOME:
Income:
 Dividends (Note 2).....  $42,138,867 $2,922,583 $421,931  $23,433,922 $4,355,881 $ 1,696,231          --
Expenses:
 Mortality and expense
  charges (Note 3)......    1,720,073    304,795   68,737    1,130,927    885,075     509,584  $   232,079
                          ----------- ---------- --------  ----------- ---------- -----------  -----------
Net investment income
 (loss).................   40,418,794  2,617,788  353,194   22,302,995  3,470,806   1,186,647     (232,079)
                          ----------- ---------- --------  ----------- ---------- -----------  -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS: (Note
 1B)
Net realized gain (loss)
 from security transac-
 tions..................    1,080,724     32,950   68,458      418,723    136,827   1,210,648      (84,952)
Change in unrealized ap-
 preciation (deprecia-
 tion) of investments...    6,378,588    748,796  (49,717)   1,103,869  2,615,059  13,344,725     (691,181)
                          ----------- ---------- --------  ----------- ---------- -----------  -----------
Net realized and
 unrealized gain (loss)
 on investments.........    7,459,312    781,746   18,741    1,522,592  2,751,886  14,555,373     (776,133)
                          ----------- ---------- --------  ----------- ---------- -----------  -----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $47,878,106 $3,399,534 $371,935  $23,825,587 $6,222,692 $15,742,020  $(1,008,212)
                          =========== ========== ========  =========== ========== ===========  ===========

                       See Notes to Financial Statements.

           FOR THE PERIOD MARCH 3, 1997 TO DECEMBER 31, 1997
 -----------------------------------------------------------------------------------
                                                  T. ROWE
 LOOMIS SAYLES                                     PRICE                    SCUDDER
   HIGH YIELD             JANUS                  SMALL CAP                  GLOBAL
      BOND               MID CAP                   GROWTH                   EQUITY
    DIVISION            DIVISION                  DIVISION                 DIVISION
 -------------         ------------             ------------              -----------
  $     63,593         $     14,490              $       471              $    30,685
         4,044                8,553                    9,261                    7,271
  ------------         ------------              -----------              -----------
        59,549                5,937                   (8,790)                  23,414
  ------------         ------------              -----------              -----------
         9,361               26,779                   47,764                   21,982
       (70,093)             223,402                   47,067                   (8,556)
  ------------         ------------              -----------              -----------
       (60,732)             250,181                   94,831                   13,426
  ------------         ------------              -----------              -----------
  $     (1,183)        $    256,118              $    86,041              $    36,840
  ============         ============              ===========              ===========

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                      STATEMENTS OF CHANGES IN NET ASSETS

    FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 (AS RESTATED--SEE NOTE 4)

                            STATE STREET RESEARCH      STATE STREET RESEARCH     STATE STREET RESEARCH
                               GROWTH DIVISION            INCOME DIVISION        MONEY MARKET DIVISION
                          --------------------------  ------------------------  -------------------------
                                        AS RESTATED                AS RESTATED                AS RESTATED
                              1997          1996         1997         1996          1997         1996
                          ------------  ------------  -----------  -----------  ------------  -----------
INCREASE (DECREASE) IN
 NET ASSETS:
 From operations:
 Net investment income
  (loss)................  $ 40,418,794  $ 14,318,113  $ 2,617,788  $ 1,769,924  $    353,194  $   340,213
 Net realized gain
  (loss) from security
  transactions..........     1,080,724     3,249,072       32,950       13,127        68,458       21,159
 Change in unrealized
  appreciation (depreci-
  ation) of invest-
  ments.................     6,378,588     9,530,521      748,796     (824,310)      (49,717)    (111,136)
                          ------------  ------------  -----------  -----------  ------------  -----------
 Net increase (decrease)
  in net assets result-
  ing from operations...    47,878,106    27,097,706    3,399,534      958,741       371,935      250,236
                          ------------  ------------  -----------  -----------  ------------  -----------
 From capital
  transactions:
 Net premiums...........    59,834,638    51,991,970   13,090,983   11,838,904    13,691,749   13,703,314
 Redemptions............    (7,416,220)   (5,657,523)  (1,082,695)  (1,098,660)     (357,692)    (370,938)
 Net portfolio trans-
  fers..................     3,569,720      (676,324)   1,296,485     (342,990)  (12,877,177)  (8,370,773)
 Other net transfers....   (29,309,077)  (23,203,846)  (4,895,666)  (4,686,537)     (887,059)  (1,089,670)
                          ------------  ------------  -----------  -----------  ------------  -----------
 Net increase (decrease)
  in net assets result-
  ing from capital
  transactions..........    26,679,061    22,454,277    8,409,107    5,710,717      (430,179)   3,871,933
                          ------------  ------------  -----------  -----------  ------------  -----------
NET CHANGE IN NET
 ASSETS.................    74,557,167    49,551,983   11,808,641    6,669,458       (58,244)   4,122,169
                                        ------------               -----------                -----------
NET ASSETS--BEGINNING OF
 YEAR, AS PREVIOUSLY RE-
 PORTED.................                 112,440,622                22,311,472                  2,974,740
ADJUSTMENT FOR EXCLUDED
 CONTRACTS
 (NOTE 4)...............                   2,336,470                 2,911,323                    957,570
                          ------------  ------------  -----------  -----------  ------------  -----------
NET ASSETS--BEGINNING OF
 YEAR,
 AS RESTATED............   164,329,075   114,777,092   31,892,253   25,222,795     8,054,479    3,932,310
                          ------------  ------------  -----------  -----------  ------------  -----------
NET ASSETS--END OF
 YEAR...................  $238,886,242  $164,329,075  $43,700,894  $31,892,253  $  7,996,235  $ 8,054,479
                          ============  ============  ===========  ===========  ============  ===========

                       See Notes to Financial Statements.

   STATE STREET RESEARCH        STATE STREET RESEARCH                                 STATE STREET RESEARCH
        DIVERSIFIED                   AGGRESSIVE            METLIFE STOCK INDEX           INTERNATIONAL
          DIVISION                 GROWTH DIVISION                DIVISION               STOCK DIVISION
 ----------------------------  -------------------------  -------------------------  ------------------------
                 AS RESTATED                 AS RESTATED                AS RESTATED               AS RESTATED
     1997            1996          1997         1996          1997         1996         1997         1996
 ------------    ------------  ------------  -----------  ------------  -----------  -----------  -----------
 $ 22,302,995    $  9,021,710  $  3,470,806  $ 1,735,559  $  1,186,647  $   668,041  $  (232,079) $    26,852
      418,723         626,567       136,827      356,580     1,210,648      992,755      (84,952)       7,882
    1,103,869       3,195,414     2,615,059    1,727,152    13,344,725    3,305,639     (691,181)    (643,946)
 ------------    ------------  ------------  -----------  ------------  -----------  -----------  -----------
   23,825,587      12,843,691     6,222,692    3,819,291    15,742,020    4,966,435   (1,008,212)    (609,212)
 ------------    ------------  ------------  -----------  ------------  -----------  -----------  -----------
   41,236,061      34,685,709    52,235,040   47,883,634    38,059,853   18,825,744   11,240,912   12,149,313
   (4,829,385)     (4,063,905)   (3,613,975)  (2,963,448)   (1,198,193)    (754,780)  (1,139,393)    (680,851)
    1,557,340         444,154    (5,941,719)   2,977,777     9,580,428    6,207,785   (3,084,541)    (323,788)
  (19,209,913)    (16,290,905)  (20,670,473) (18,671,965)  (13,547,536)  (6,979,516)  (5,008,528)  (2,938,187)
 ------------    ------------  ------------  -----------  ------------  -----------  -----------  -----------
   18,754,103      14,775,053    22,008,873   29,225,998    32,894,552   17,299,233    2,008,450    8,206,487
 ------------    ------------  ------------  -----------  ------------  -----------  -----------  -----------
   42,579,690      27,618,744    28,231,565   33,045,289    48,636,572   22,265,668    1,000,238    7,597,275
                 ------------                -----------                -----------               -----------
                   84,180,741                 54,331,797                 13,425,770               17,296, 137
                    1,020,582                  3,047,385                  1,768,602                 1,232,305
 ------------    ------------  ------------  -----------  ------------  -----------  -----------  -----------
  112,820,067      85,201,323    90,424,471   57,379,182    37,460,040   15,194,372   26,125,717   18,528,442
 ------------    ------------  ------------  -----------  ------------  -----------  -----------  -----------
 $155,399,757    $112,820,067  $118,656,036  $90,424,471  $ 86,096,612  $37,460,040  $27,125,955  $26,125,717
 ============    ============  ============  ===========  ============  ===========  ===========  ===========

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                                FOR THE PERIOD MARCH 3, 1997 TO DECEMBER 31, 1997
                          --------------------------------------------------------------
                          LOOMIS SAYLES                   T. ROWE PRICE
                           HIGH YIELD        JANUS          SMALL CAP    SCUDDER GLOBAL
                          BOND DIVISION MID CAP DIVISION GROWTH DIVISION EQUITY DIVISION
                          ------------- ---------------- --------------- ---------------
INCREASE (DECREASE) IN
 NET ASSETS:
 From operations:
 Net investment income
  (loss)................   $   59,549      $    5,937      $   (8,790)     $   23,414
 Net realized gain from
  security transac-
  tions.................        9,361          26,779          47,764          21,982
 Change in unrealized
  appreciation (depreci-
  ation)
  of investments........      (70,093)        223,402          47,067          (8,556)
                           ----------      ----------      ----------      ----------
 Net increase (decrease)
  in net assets result-
  ing from
  operations............       (1,183)        256,118          86,041          36,840
                           ----------      ----------      ----------      ----------
 From capital
  transactions:
 Net premiums...........      590,158       2,676,784       1,816,732       1,425,649
 Redemptions............       (1,126)        (46,974)        (40,707)         (7,873)
 Net portfolio trans-
  fers..................    1,002,454       1,554,471       3,110,800       1,855,028
 Other net transfers....     (107,178)       (577,161)       (414,754)       (286,303)
                           ----------      ----------      ----------      ----------
 Net increase in net as-
  sets resulting from
  capital
  transactions..........    1,484,308       3,607,120       4,472,071       2,986,501
                           ----------      ----------      ----------      ----------
NET CHANGE IN NET
 ASSETS.................    1,483,125       3,863,238       4,558,112       3,023,341
NET ASSETS--BEGINNING OF
 PERIOD.................          --              --              --              --
                           ----------      ----------      ----------      ----------
NET ASSETS--END OF PERI-
 OD.....................   $1,483,125      $3,863,238      $4,558,112      $3,023,341
                           ==========      ==========      ==========      ==========

                       See Notes to Financial Statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1997

  Metropolitan Life Separate Account UL (the "Separate Account") is a multi-division unit investment trust registered under the Investment Company Act of 1940 and presently consists of eleven investment divisions used to support variable universal life insurance policies. The assets in each division are invested in shares of the corresponding portfolio of the Metropolitan Series Fund, Inc. (the "Fund'). Each portfolio has varying investment objectives relative to growth of capital and income.

  The Separate Account was formed by Metropolitan Life Insurance Company ("Metropolitan Life") on December 13, 1988, and registered as a unit investment trust on January 5, 1990. The assets of the Separate Account are the property of Metropolitan Life. On March 3, 1997, operations commenced for the four new investment divisions added to the Separate Account on that date: the Loomis Sayles High Yield Bond Division, the Janus Mid Cap Division, the T. Rowe Price Small Cap Growth Division and the Scudder Global Equity Division.

  A summary of significant accounting policies, all of which are in accordance with generally accepted accounting principles, is set forth below:

1. SIGNIFICANT ACCOUNTING POLICIES

  A. VALUATION OF INVESTMENTS

    Investments in shares of the Fund are valued at the reported net asset values of the respective portfolios. A summary of investments of the eleven designated portfolios of the Fund in which the eleven investment divisions of the Separate Account invests as of December 31, 1997 is included as Note 5.

  B. SECURITY TRANSACTIONS

    Purchases and sales are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

  C. FEDERAL INCOME TAXES

    In the opinion of counsel of Metropolitan Life, the Separate Account will be treated as a part of Metropolitan Life and its operations, and the Separate Account will not be taxed separately as a "regulated investment company" under existing law. Metropolitan Life is taxed as a life insurance company. The policies permit Metropolitan Life to charge against the Separate Account any taxes, or reserves for taxes, attributable to the maintenance or operation of the Separate Account. Metropolitan Life is not currently charging any Federal income taxes against the Separate Account arising from the earnings or realized capital gains attributable to the Separate Account. Such charges may be imposed in future years depending on market fluctuations and transactions involving the Separate Account.

  D. NET PREMIUMS

    Metropolitan Life deducts a sales load and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain of the policies, Metropolitan Life also deducts a Federal income tax charge before amounts are allocated to the Separate Account. The Federal income tax charge is imposed in connection with certain of the policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

2. DIVIDENDS

  On April 16, 1997 and December 18, 1997, the Fund declared dividends for all shareholders of record on April 25, 1997 and December 30, 1997, respectively. The amount of dividends received by the Separate Account was $75,078,657. The dividends were paid to Metropolitan Life on April 25, 1997 and December 30, 1997, respectively, and were immediately reinvested in additional shares of the portfolios in which the investment divisions invest. As a result of this reinvestment, the number of shares of the Fund held by each of the eleven investment divisions increased by the following: State Street Research Growth Portfolio, 1,371,274 shares; State Street Research Income Portfolio, 231,057 shares; State Street Research Money Market Portfolio, 40,663 shares; State Street Research Diversified Portfolio, 1,404,733 shares; State Street Research Aggressive Growth Portfolio, 182,267 shares; MetLife Stock Index Portfolio, 60,453 shares; State Street Research International Stock Portfolio, 0 shares; Loomis Sayles High Yield Bond Portfolio, 6,294 shares; Janus Mid Cap Portfolio, 1,175 shares; T. Rowe Price Small Cap Growth Portfolio, 41 shares; and Scudder Global Equity Portfolio, 2,836 shares.

3. EXPENSES

  With respect to assets in the Separate Account that support certain policies, Metropolitan Life applies a charge against the assets attributable to the Separate Account for the mortality and expense risks assumed by Metropolitan Life. This charge varies by policy type but will not be higher than an effective annual rate of .90% of the average daily value of the net assets or the monthly anniversary value of the net assets in the Separate Account which are attributable to such policies.

4. RESTATEMENT FOR EXCLUDED CONTRACTS

  Subsequent to the issuance of the Separate Account 1996 financial statements, Metropolitan Life management determined that the 1996 and prior year financial statements inadvertently excluded amounts related to two groups of insurance contracts included in subsidiary accounting records applicable to the Separate Account. As a result the 1996 financial statements have been restated from the amounts previously reported to include such amounts. A summary of the effects of the restatement on net increase (decrease) in net assets resulting from operations ("Operations") and net increase in net assets resulting from capital transactions ("Capital Transactions") for the year ended December 31, 1996 is as follows:

                                     OPERATIONS           CAPITAL TRANSACTIONS
                               ------------------------  -----------------------
                                                AS                       AS
                                            PREVIOUSLY               PREVIOUSLY
                               AS RESTATED   REPORTED    AS RESTATED  REPORTED
                               -----------  -----------  ----------- -----------
State Street Research Growth
 Division....................  $27,097,706  $26,165,771  $22,454,277 $20,291,179
State Street Research Income
 Division....................      958,741      789,262    5,710,717   4,157,019
State Street Research Money
 Market Division.............      250,236      162,166    3,871,933   2,982,949
State Street Research Diver-
 sified Division.............   12,843,691   12,559,668   14,775,053  13,727,050
State Street Research Aggres-
 sive Growth Division........    3,819,291    3,487,444   29,225,998  25,921,962
MetLife Stock Index Divi-
 sion........................    4,966,435    4,138,300   17,299,233  14,469,444
State Street Research Inter-
 national Stock Division.....     (609,212)    (550,732)   8,206,487   6,923,935

5. SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1997

  Below are summarized information of the investments of the portfolios of the Fund in which each of the investment divisions invest.

                         METROPOLITAN SERIES FUND, INC.

                           STATE STREET            STATE STREET          STATE STREET           STATE STREET
                             RESEARCH                RESEARCH              RESEARCH               RESEARCH
                              GROWTH                  INCOME             MONEY MARKET           DIVERSIFIED
                            PORTFOLIO               PORTFOLIO             PORTFOLIO              PORTFOLIO
                          --------------           ------------          ------------          --------------
COMMON STOCK
 Aerospace..............  $   55,477,881    (2.4%)                                             $   25,844,668   (1.3%)
 Automotive.............      43,379,027    (1.8%)                                                 20,079,121   (1.0%)
 Banking................     205,479,175    (8.7%)                                                 95,552,627   (4.8%)
 Broadcasting...........     124,133,525    (5.3%)                                                 56,726,174   (2.9%)
 Business Services......      25,546,853    (1.1%)                                                 11,853,663   (0.6%)
 Chemicals..............     105,409,887    (4.5%)                                                 48,725,475   (2.5%)
 Drugs & Health Care....     150,504,102    (6.4%)                                                 70,602,148   (3.6%)
 Electrical Equipment...      94,815,937    (4.0%)                                                 43,986,787   (2.2%)
 Electronics............      77,962,605    (3.3%)                                                 36,467,790   (1.8%)
 Entertainment &
  Leisure...............      22,431,812    (1.0%)                                                 10,385,217   (0.5%)
 Financial Services.....      35,764,865    (1.5%)                                                 16,588,059   (0.8%)
 Food & Beverages.......      74,536,480    (3.2%)                                                 34,639,368   (1.7%)
 Forest Products &
  Paper.................      45,897,963    (2.0%)                                                 21,753,294   (1.1%)
 Hospital Management....      16,383,625    (0.7%)                                                  7,608,812   (0.4%)
 Household Products.....      36,627,032    (1.6%)                                                 17,004,594   (0.9%)
 Insurance..............     101,332,113    (4.3%)                                                 47,329,837   (2.4%)
 Machinery..............      16,361,400    (0.7%)                                                  7,592,400   (0.4%)
 Medical Supply.........      45,413,162    (1.9%)                                                 21,172,712   (1.1%)
 Metals--Steel & Iron...      23,359,400    (1.0%)                                                 10,840,668   (0.5%)
 Miscellaneous..........      68,513,025    (2.9%)                                                 31,886,225   (1.6%
 Office & Business
  Equipment.............     111,018,537    (4.7%)                                                 51,900,043   (2.6%)
 Oil....................      40,733,670    (1.7%)                                                 19,133,347   (1.0%)
 Oil & Gas Exploration..      54,241,001    (2.3%)                                                 25,252,861   (1.3%)
 Oil--Domestic..........      47,151,675    (2.0%)                                                 20,900,250   (1.1%)
 Oil--International.....      23,614,913    (1.0%)                                                 10,994,644   (0.6%)
 Retail Grocery.........      74,417,500    (3.2%)                                                 34,970,447   (1.8%)
 Retail Trade...........     183,384,019    (7.8%)                                                 85,473,643   (4.3%)
 Software...............      25,740,375    (1.1%)                                                 12,118,958   (0.6%)
 Tobacco................      47,328,906    (2.0%)                                                 22,112,500   (1.1%)
 Transportation--
  Trucking..............               0    (0.0%)                                                         63   (0.0%)
 Utilities--Electric....      91,202,222    (3.9%)                                                 25,835,899   (1.3%)
 Utilities--Telephone...      43,652,700    (1.9%)                                                 36,947,828   (1.8%)
                          --------------                                                       --------------
 Total Common Stock.....   2,111,815,387   (89.9%)                                                982,280,122  (49.6%)
                          --------------                                                       --------------
LONG-TERM DEBT
 SECURITIES
Corporate Bonds:
 Asset Backed...........                           $ 12,067,182   (2.9%)                           29,417,837   (1.5%)
 Banking................                             23,128,825   (5.6%)                           42,344,898   (2.1%)
 Broadcasting...........                              3,944,733   (1.0%)                            7,737,746   (0.4%)
 Collateralized Mortgage
  Obligations...........                             24,819,316   (6.0%)                           49,612,357   (2.5%)
 Financial Services.....                             60,775,829  (14.8%)                          129,445,268   (6.5%)
 Government Sponsored :
  Federally Chartered...                              5,506,656   (1.3%)                            6,323,235   (0.3%)
 Government Sponsored :
  State Chartered.......                              2,042,474   (0.5%)                            4,057,347   (0.2%)
 Healthcare Services....                             10,036,465   (2.4%)                           15,063,888   (0.8%)
 Household Products.....                              3,962,600   (1.0%)                            7,724,563   (0.4%)
 Industrials............                             24,078,102   (5.9%)                           66,622,264   (3.4%)
 Newspapers.............                              4,677,541   (1.1%)                            7,990,940   (0.4%)
 Restaurant.............                              3,362,275   (0.8%)                            4,226,860   (0.2%)
 Utilities--Electric....                             12,459,882   (3.0%)                           13,174,510   (0.7%)
 Utilities--Telephone...                                      0   (0.0%)                            5,119,400   (0.2%)
                                                   ------------                                --------------
 Total Corporate Bonds..                            190,861,880  (46.3%)                          388,861,113  (19.6%)
                                                   ------------                                --------------
 Federal Agency
  Obligations...........                             21,608,734   (5.2%)                           32,463,133   (1.6%)
 Federal Treasury
  Obligations...........                            121,993,026  (29.6%)                          296,514,139  (15.0%)
 Foreign Obligations....                             29,919,864   (7.3%)                           64,010,479   (3.2%)
 Yankee Bonds...........                             22,911,597   (5.6%)                           40,757,635   (2.1%)
                                                   ------------                                --------------
 Total Bonds............                            387,295,101  (94.0%)                          822,606,499  (41.5%)
                                                   ------------                                --------------
SHORT-TERM OBLIGATIONS
 Banker's Acceptance....                                                 $ 1,999,504    (5.1%)
 Commercial Paper.......                                                  35,110,031   (88.9%)
 Federal Agency
  Obligations...........                                                   1,999,174    (5.1%)
 Financial Services.....     260,576,843   (11.1%)   18,926,000   (4.6%)                          175,117,291   (8.8%)
                          --------------           ------------          -----------           --------------
 Total Short-Term
  Obligations...........     260,576,843   (11.1%)   18,926,000   (4.6%)  39,108,709   (99.1%)    175,117,291   (8.8%)
                          --------------           ------------          -----------           --------------
TOTAL INVESTMENTS.......   2,372,392,230  (101.0%)  406,221,101  (98.6%)  39,108,709   (99.1%)  1,980,003,912  (99.9%)
 Other Assets Less
  Liabilities...........     (23,330,647)  (-1.0%)    5,969,530   (1.4%)     371,130    (0.9%)      2,227,802   (0.1%)
                          --------------           ------------          -----------           --------------
NET ASSETS..............  $2,349,061,583  (100.0%) $412,190,631 (100.0%) $39,479,839  (100.0%) $1,982,231,714 (100.0%)
                          ==============           ============          ===========           ==============

                         METROPOLITAN SERIES FUND, INC.

                                                     STATE STREET           STATE STREET
                                                       RESEARCH               RESEARCH
                               METLIFE                AGGRESSIVE            INTERNATIONAL
                             STOCK INDEX                GROWTH                  STOCK
                              PORTFOLIO               PORTFOLIO               PORTFOLIO
                            --------------          --------------          -------------
 COMMON STOCK
 Aerospace...............   $   40,637,466   (2.0%) $   11,289,881   (0.8%) $  2,387,852    (0.9%)
 Automotive..............       45,456,508   (2.3%)     28,967,250   (2.1%)    5,015,967    (1.9%)
 Banking.................      184,244,814   (9.1%)     29,889,600   (2.1%)   40,150,993   (15.0%)
 Broadcasting............       34,958,314   (1.7%)     34,642,109   (2.5%)    3,027,948    (1.1%)
 Building &
 Construction............       13,042,869   (0.7%)                            1,588,198    (0.6%)
 Business Services.......       25,038,859   (1.2%)    264,032,617  (19.0%)    5,966,734    (2.2%)
 Chemicals...............       55,137,636   (2.7%)                            4,039,673    (1.5%)
 Computer Equipment &
 Service.................                               34,881,231   (2.5%)
 Construction Materials..                                                      7,498,217    (2.8%)
 Construction & Mining
 Equipment...............                                8,304,900   (0.6%)
 Consumer Products.......                                                      1,829,846    (0.7%)
 Containers & Glass......        5,472,575   (0.3%)                            1,006,387    (0.4%)
 Cosmetics...............        5,512,025   (0.3%)     11,648,975   (0.8%)
 Drugs & Health Care.....      157,334,686   (7.8%)     42,144,363   (3.0%)   21,570,856    (8.1%)
 Education...............                                7,437,875   (0.5%)
 Electrical Equipment....       82,536,849   (4.1%)                            2,041,231    (0.7%)
 Electronics.............       84,752,427   (4.2%)    123,061,789   (8.8%)    7,720,814    (2.9%)
 Energy..................                                                      1,160,064    (0.4%)
 Entertainment &
 Leisure.................       18,716,901   (0.9%)     46,907,107   (3.4%)    3,136,901    (1.2%)
 Financial Services......       84,711,977   (4.2%)     72,052,419   (5.2%)      982,925    (0.4%)
 Food & Beverages........      114,340,308   (5.7%)      9,929,888   (0.7%)   11,047,677    (4.1%)
 Forest Products &
 Paper...................       22,113,212   (1.1%)                            4,201,571    (1.6%)
 General Business........                                                        588,933    (0.2%)
 Healthcare Services.....                                   43,554   (0.0%)
 Hospital Management.....       11,028,388   (0.5%)     14,045,000   (1.0%)
 Hotel & Motel...........        5,444,538   (0.3%)     23,227,899   (1.7%)
 Household Appliances &
 Home Furnishings........        4,813,163   (0.2%)                            2,290,994    (0.9%)
 Household Products......       64,582,375   (3.2%)                            1,266,205    (0.5%)
 Insurance...............       79,897,474   (4.0%)     35,200,306   (2.5%)   19,743,473    (7.4%)
 Liquor..................        2,688,400   (0.1%)
 Machinery...............       21,529,430   (1.1%)                            5,393,875    (2.0%)
 Medical Supply..........       52,060,343   (2.6%)     21,603,563   (1.6%)
 Metals--Aluminum........        4,689,262   (0.2%)
 Metals--Gold............        4,638,780   (0.2%)
 Metals--Non-Ferrous.....        2,126,308   (0.1%)                            5,000,016    (1.9%)
 Metals--Steel & Iron....        3,137,730   (0.2%)      1,647,825   (0.1%)    2,926,945    (1.1%)
 Mining..................        2,634,900   (0.1%)      1,189,500   (0.1%)      620,596    (0.2%)
 Miscellaneous...........       12,701,499   (0.6%)     22,837,675   (1.6%)    1,002,644    (0.4%)
 Multi-Industry..........       12,758,726   (0.6%)                            9,623,993    (3.6%)
 Newspapers..............       13,177,443   (0.7%)                              789,576    (0.3%)
 Office & Business
 Equipment...............      108,801,022   (5.4%)    120,385,619   (8.7%)
 Oil & Gas Exploration...          905,738   (0.0%)                            3,386,080    (1.3%)
 Oil--Domestic...........       34,654,774   (1.7%)
 Oil--International......      107,077,494   (5.3%)                           14,022,941    (5.2%)
 Oil--Services...........       24,773,387   (1.2%)     12,017,500   (0.9%)
 Personal Care...........                                                        618,289    (0.2%)
 Photography.............        6,809,362   (0.3%)
 Pollution Control.......        4,725,750   (0.2%)      3,842,575   (0.3%)
 Printing & Publishing...        6,863,863   (0.3%)     10,278,600   (0.7%)    1,324,259    (0.5%)
 Real Estate.............                                                      3,294,667    (1.2%)
 Restaurant..............        9,458,756   (0.5%)      2,436,537   (0.2%)
 Retail Grocery..........       10,371,392   (0.5%)     21,435,425   (1.5%)
 Retail Trade............       85,410,978   (4.2%)    130,225,513   (9.4%)    9,107,736    (3.4%)[
 Software................       59,131,545   (2.9%)     68,992,501   (5.0%)
 Telecommunications
 Equipment & Services....                               15,880,518   (1.1%)    4,694,678    (1.8%)
 Textiles & Apparel......        6,077,783   (0.3%)     26,273,281   (1.9%)      954,522    (0.4%)
 Tires & Rubber..........        5,458,800   (0.3%)                            1,191,661    (0.4%)
 Tobacco.................       29,937,401   (1.5%)     14,880,625   (1.1%)
 Toys & Amusements.......        4,075,259   (0.2%)                            3,087,999    (1.2%)
 Transportation--
 Airlines................       11,143,931   (0.6%)                            2,799,020    (1.0%)
 Transportation--
 Railroad................       13,732,100   (0.7%)                            3,894,818    (1.5%)
 Transportation--
 Trucking................        1,172,450   (0.1%)
 Utilities--Electric.....       59,636,673   (3.0%)                            4,866,641    (1.8%)
 Utilities--Gas
 Distribution &
 Pipelines...............       14,279,257   (0.7%)                            1,658,516    (0.6%)
 Utilities--
 Miscellaneous...........                                                      8,432,787    (3.2%)
 Utilities--Telephone....      130,153,229   (6.4%)     27,899,850   (2.0%)   11,476,736    (4.3%)
                            --------------          --------------          ------------
 Total Common Stock......    2,006,567,129  (99.3%)  1,299,533,870  (93.4%)  248,432,454   (93.0%)
                            --------------          --------------          ------------
 PREFERRED STOCK
 Banking.................                                                   $  1,885,762    (0.7%)
 Chemicals...............                                                        706,634    (0.3%)
 Retail Trade............                                                        484,538    (0.2%)
 Software................                                                        808,024    (0.3%)
                            --------------          --------------          ------------
 Total Preferred Stock...                0   (0.0%)              0   (0.0%)    3,884,958    (1.5%)
                            --------------          --------------          ------------
 Total Equity
 Securities..............    2,006,567,129  (99.3%)  1,299,533,870  (93.4%)  252,317,412   (94.5%)
 SHORT-TERM OBLIGATIONS
 Federal Treasury
 Obligations.............          947,146   (0.1%)
 Financial Services......                               82,499,000   (5.9%)
 Finance.................        8,748,846   (0.4%)
 Time Deposit............                                                     11,000,000    (4.1%)
                            --------------          --------------          ------------
 Total Short-Term
 Obligations.............        9,695,992   (0.5%)     82,499,000   (5.9%)   11,000,000    (4.1%)
                            --------------          --------------          ------------
 TOTAL INVESTMENTS.......    2,016,263,121  (99.8%)  1,382,032,870  (99.3%)  263,317,412   (98.6%)
 Other Assets Less
 Liabilities.............        4,216,915   (0.2%)      9,922,742   (0.7%)    3,771,397    (1.4%)
                            --------------          --------------          ------------
 NET ASSETS..............   $2,020,480,036 (100.0%) $1,391,955,612 (100.0%) $267,088,809  (100.0%)
                            ==============          ==============          ============

                         METROPOLITAN SERIES FUND, INC.

                                                         LOOMIS SAYLES
                                                        HIGH YIELD BOND
                                                           PORTFOLIO
                                                        ---------------
COMMON STOCK
 Banking...............................................   $    29,699     (0.1%)
 Forest Products & Paper...............................       171,511     (0.6%)
 Real Estate...........................................       299,587     (1.1%)
 Utilities--Electric...................................       105,000     (0.4%)
 Utilities--Telephone..................................         8,409     (0.0%)
                                                          -----------
 Total Common Stock....................................       614,206     (2.2%)
                                                          -----------
PREFERRED STOCK
 Metals--Steel & Iron..................................       269,750     (1.0%)
 Oil--Services.........................................        30,400     (0.1%)
 Transportation--Trucking..............................        66,800     (0.2%)
 Utilities--Electric...................................        87,336     (0.3%)
                                                          -----------
 Total Preferred Stock.................................       454,286     (1.6%)
                                                          -----------
LONG-TERM DEBT SECURITIES
Convertible Bonds:
 Broadcasting..........................................        96,750     (0.4%)
 Business Services.....................................       152,250     (0.6%)
 Computer Equipment & Service..........................     1,038,775     (3.7%)
 Electrical Equipment..................................        32,800     (0.1%)
 Electronics...........................................       638,250     (2.3%)
 Entertainment & Leisure...............................       234,750     (0.9%)
 Foreign Obligations...................................     1,350,438     (4.9%)
 Industrials...........................................       633,650     (2.3%)
 Medical Supply........................................       298,500     (1.1%)
 Metals--Steel & Iron..................................         2,000     (0.0%)
 Mining................................................       522,250     (1.9%)
 Miscellaneous.........................................       452,050     (1.6%)
 Oil--International....................................        37,167     (0.1%)
 Pollution Control.....................................       255,469     (0.9%)
 Real Estate...........................................        96,000     (0.3%)
 Restaurant............................................       682,625     (2.5%)
 Retail Trade..........................................        84,250     (0.3%)
 Textiles & Apparel....................................       317,000     (1.1%)
 Transportation--Trucking..............................       116,800     (0.4%)
 Utilities--Telephone..................................       310,000     (1.1%)
                                                          -----------
 Total Convertible Bonds...............................     7,351,774    (26.5%)
                                                          -----------
Corporate Bonds:
 Automotive............................................       177,500     (0.6%)
 Broadcasting..........................................     1,445,555     (5.2%)
 Collateralized Mortgage Obligations...................        98,000     (0.4%)
 Computer Equipment & Service..........................     1,017,754     (3.7%)
 Electronics...........................................       275,525     (1.0%)
 Financial Services....................................       793,750     (2.9%)
 Food & Beverages......................................       997,719     (3.6%)
 Industrials...........................................       525,236     (1.9%)
 Metals--Steel & Iron..................................       152,004     (0.5%)
 Pollution Control.....................................       120,000     (0.4%)
 Real Estate...........................................       247,500     (0.9%)
 Retail Grocery........................................       169,500     (0.6%)
 Retail Trade..........................................       526,625     (1.9%)
 Telecommunications Equipment & Services...............       525,825     (1.9%)
 Utilities--Electric...................................       778,000     (2.8%)
 Utilities--Telephone..................................     2,393,688     (8.6%)
                                                          -----------
 Total Corporate Bonds.................................    10,244,181    (36.9%)
                                                          -----------
 Foreign Obligations...................................     4,150,064    (14.9%)
 Yankee Bonds..........................................     3,152,009    (11.3%)
                                                          -----------
 Total Bonds...........................................    24,898,028    (89.6%)
TOTAL SHORT-TERM OBLIGATIONS--REPURCHASE AGREEMENTS....     1,782,000     (6.4%)
                                                          -----------
TOTAL INVESTMENTS......................................    27,748,520    (99.8%)
 Other Assets Less Liabilities.........................        55,146     (0.2%)
                                                          -----------
NET ASSETS.............................................   $27,803,666   (100.0%)
                                                          ===========

                         METROPOLITAN SERIES FUND, INC.

                               JANUS                T. ROWE PRICE               SCUDDER
                              MID CAP              SMALL CAP GROWTH          GLOBAL EQUITY
                             PORTFOLIO                PORTFOLIO                PORTFOLIO
                            ------------           ----------------          -------------
 COMMON STOCK
 Aerospace...............                            $ 1,929,398       2.1%)  $   582,356    (1.0%)
 Automotive..............   $    868,848    (0.8%)     1,535,550      (1.6%)      334,050    (0.6%)
 Banking.................      2,514,292    (2.4%)     3,793,175      (4.0%)    2,528,176    (4.2%)
 Biotechnology...........                                737,930      (0.8%)      109,238    (0.2%)
 Broadcasting............      9,592,084    (9.2%)     2,176,161      (2.3%)      668,014    (1.1%)
 Building &
  Construction...........                              1,339,459      (1.4%)
 Business Services.......      8,259,757    (8.0%)     9,108,644      (9.7%)      473,850    (0.8%)
 Chemicals...............                                488,150      (0.5%)    4,301,881    (7.1%)
 Computer Equipment &
  Service................      1,355,650    (1.3%)     4,896,551      (5.2%)
 Construction Materials..      5,772,605    (5.6%)       911,288      (1.0%)      511,486    (0.8%)
 Construction & Mining
  Equipment..............        512,742    (0.5%)
 Consumer Products.......                                327,816      (0.4%)    1,038,234    (1.7%)
 Consumer Services.......                                                         230,503    (0.4%)
 Cosmetics...............                                269,325      (0.3%)
 Drugs & Health Care.....      9,479,980    (9.1%)     7,326,342      (7.8%)    1,893,125    (3.1%)
 Education...............      4,412,464    (4.3%)       985,719      (1.0%)
 Electrical Equipment....      3,993,096    (3.9%)     2,149,376      (2.3%)    1,121,131    (1.7%)
 Electronics.............      5,015,736    (4.8%)     6,660,654      (7.1%)      850,606    (1.4%)
 Energy..................                                605,906      (0.6%)
 Entertainment &
  Leisure................      2,498,617    (2.4%)     2,547,108      (2.7%)
 Financial Services......      9,266,979    (8.9%)     1,936,243      (2.1%)    1,252,399    (2.1%)
 Food & Beverages........      1,822,511    (1.8%)       552,782      (0.6%)    1,693,834    (2.8%)
 Forest Products &
  Paper..................                                 52,594      (0.1%)      261,625    (0.4%)
 Healthcare Services.....      1,858,959    (1.8%)     2,159,197      (2.3%)
 Hotel & Motel...........                                981,770      (1.0%)
 Household Appliances &
  Home Furnishings.......                                617,587      (0.7%)
 Insurance...............      2,665,512    (2.6%)     3,326,513      (3.5%)    7,298,843   (12.0%)
 Machinery...............                                 69,400      (0.1%)      584,593    (1.0%)
 Medical Supply..........                              1,846,006      (2.0%)    1,113,861    (1.8%)
 Metals--Gold............                                 14,688      (0.0%)      247,458    (0.4%)
 Metals--Non-Ferrous.....                                364,000      (0.4%)      213,760    (0.4%)
 Metals--Steel & Iron....                                                         458,394    (0.8%)
 Mining..................                                                         443,368    (0.7%)
 Miscellaneous...........                              1,842,291      (2.0%)
 Multi-Industry..........      1,319,463    (1.3%)                              1,727,416    (2.8%)
 Office & Business
  Equipment..............      1,772,944    (1.7%)     2,371,144      (2.5%)    1,768,470    (2.9%)
 Oil & Gas Exploration...                              1,892,111      (2.0%)
 Oil--Domestic...........                                 46,575      (0.0%)
 Oil--International......                                                       1,329,968    (2.2%)
 Oil--Services...........                              1,363,250      (1.4%)      523,959    (0.9%)
 Plastics................      1,356,956    (1.3%)       333,450      (0.4%)
 Pollution Control.......                                448,322      (0.5%)
 Printing & Publishing...                                 38,375      (0.0%)      148,548    (0.2%)
 Real Estate.............      2,574,758    (2.5%)       453,506      (0.5%)      326,281    (0.5%)
 Restaurant..............      9,003,672    (8.7%)       956,133      (1.0%)
 Retail Grocery..........        323,275    (0.3%)       565,025      (0.6%)
 Retail Trade............      3,673,828    (3.5%)     6,760,914      (7.2%)      264,075    (0.4%)
 Shipbuilding............                                416,500      (0.4%)
 Software................      3,020,850    (2.9%)     6,090,820      (6.5%)    1,565,031    (2.6%)
 Technology..............                                 16,949      (0.0%)
 Telecommunications
  Equipment & Services...                              4,621,813      (4.9%)      521,314    (0.9%)
 Textiles & Apparel......                              1,289,919      (1.4%)
 Tires & Rubber..........                                                         458,339    (0.8%)
 Transportation..........                                327,750      (0.3%)
 Transportation--
  Airlines...............      1,388,156    (1.3%)       567,225      (0.6%)    1,067,700    (1.8%)
 Transportation--
  Railroad...............                                494,413      (0.5%)      711,123    (1.2%)
 Transportation--
  Trucking...............                                346,544      (0.4%)
 Utilities--Electric.....      2,729,894    (2.6%)                              3,366,089    (5.5%)
 Utilities--Gas
  Distribution &
  Pipelines..............                                                         619,281    (1.0%)
 Utilities--
  Miscellaneous..........        552,834    (0.5%)
 Utilities--Telephone....      1,637,908    (1.6%)     1,031,758      (1.1%)      963,189    (1.6%)
                            ------------             -----------              -----------
 Total Common Stock......     99,244,370   (95.6%)    91,984,119     (97.8%)   43,571,568   (71.8%)
                            ------------             -----------              -----------
 PREFERRED STOCK
 Food & Beverages........                                                         369,607    (0.6%)
 Metals--Steel & Iron....                                                         651,921    (1.1%)
 Oil--International......                                                         950,554    (1.6%)
 Software................                                                         686,984    (1.1%)
                            ------------             -----------              -----------
 Total Preferred Stock...            --     (0.0%)           --       (0.0%)    2,659,066    (4.4%)
                            ------------             -----------              -----------
 Total Equity
  Securities.............     99,244,370   (95.6%)    91,984,119     (97.8%)   46,230,634   (76.2%)
 LONG-TERM DEBT
  SECURITIES
 Federal Treasury
  Obligations............                                                       8,051,582   (13.2%)
 Foreign Obligations.....                                                       1,873,970    (3.1%)
                            ------------             -----------              -----------
 Total Long-Term Debt
  Securities.............            --     (0.0%)           --       (0.0%)    9,925,552   (16.3%)
 SHORT-TERM OBLIGATIONS
 Commercial Paper........                                                       1,879,000    (3.1%)
 Banking.................                                410,282      (0.4%)
 Federal Agency
  Obligations............      4,999,167    (4.8%)     1,518,800      (1.6%)    3,999,472    (6.6%)
 Financial Services......      4,899,088    (4.7%)     1,657,167      (1.8%)
                            ------------             -----------              -----------
 Total Short-Term
  Obligations............      9,898,255    (9.5%)     3,586,249      (3.8%)    5,878,472    (9.7%)
                            ------------             -----------              -----------
 TOTAL INVESTMENTS.......    109,142,625  (105.1%)    95,570,368    (101.6%)   62,034,658  (102.2%)
 Other Assets Less
  Liabilities............     (5,290,984)  (-5.1%)    (1,550,362)    (-1.6%)   (1,322,516)  (-2.2%)
                            ------------             -----------              -----------
 NET ASSETS..............   $103,851,641  (100.0%)   $94,020,006    (100.0%)  $60,712,142  (100.0%)
                            ============             ===========              ===========

                  NOTES TO FINANCIAL STATEMENTS--(CONCLUDED)

5. SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1997--(CONCLUDED)

  The value of the investments of the Fund's portfolios are determined using the following valuation techniques. Portfolio securities that are traded on domestic stock exchanges are valued at the last price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked prices (except for the Loomis Sayles High Yield Bond Portfolio, which in the latter case would value such securities at the last bid price). Securities trading primarily on non-domestic exchanges are valued at the preceding closing price on the exchange where it primarily trades (or, in the case of the Loomis Sayles High Yield Bond and Scudder Global Equity Portfolios, the last sale). A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Directors or its delegates. If no closing price is available, then such securities are valued by using the mean between the last current bid and asked prices or, second, by using the last available closing price (except for the Scudder Global Equity Portfolio which second values such securities at the last current bid, and third by using the last available price). Domestic securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from two or more dealers that make markets in the securities (except for the Loomis Sayles High Yield Bond Portfolio, which, in the latter case, would value such security at the last bid price; or the Scudder Global Equity Portfolio which would value such security first at the last sale, and second at the bid price). All non-U.S. securities traded in the over-the-counter securities market are valued at the last sale quote, if market quotations are available, or the last closing bid price, if there is no active trading in a particular security for a given day. Where market quotations are not readily available such non-domestic over-the-counter securities, then such securities will be valued in good faith by a method that the Board of Directors, or it delegates, believe accurately reflects fair value. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available (e.g. certain long-term bonds and notes) are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained for this purpose and typically utilized by other institutional-sized trading organizations. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Short-term instruments with a remaining maturity of sixty days or less are valued utilizing the amortized cost, method of valuation. If for any reason the fair value of any security is not fairly reflected by such method, such security will be valued by the same methods as securities having a maturity of more than sixty days.

  Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily. The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

                      [This Page Intentionally Left Blank]

                         INDEPENDENT AUDITORS' REPORT

Metropolitan Life Insurance Company:

  We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company (the "company") as of December 31, 1997 and 1996 and the related consolidated statements of earnings, equity and cash flows for each of the three years in the period ended December 31, 1997. These consolidated financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of the company at December 31, 1997 and 1996 and the consolidated results of its operations and its consolidated cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.

  As discussed in Note 1 to the consolidated financial statements, the company has changed the method of accounting for investment income on certain structured securities.

Deloitte & Touche LLP

New York, New York
February 12, 1998, except for Note 17,
as to which the date is March 12, 1998

                      METROPOLITAN LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1997 AND 1996
                                 (IN MILLIONS)

                                                        NOTES   1997      1996
                                                        ----- --------  --------
ASSETS
Investments:
  Fixed Maturities:.................................... 2,15
    Available for Sale, at Estimated Fair Value........       $ 92,630  $ 75,039
    Held to Maturity, at Amortized Cost................            --     11,322
  Equity Securities.................................... 2,15     4,250     2,816
  Mortgage Loans on Real Estate........................ 2,15    20,247    18,964
  Policy Loans.........................................   15     5,846     5,842
  Real Estate..........................................    2     6,111     7,498
  Real Estate Joint Ventures...........................    4       680       851
  Other Limited Partnership Interests..................    4       855     1,004
  Leases and Leveraged Leases..........................    2     2,123     1,763
  Short-Term Investments...............................   15       705       741
  Other Invested Assets................................          2,338     2,692
                                                              --------  --------
    Total Investments..................................        135,785   128,532
Cash and Cash Equivalents..............................   15     2,871     2,325
Deferred Policy Acquisition Costs......................          6,436     7,227
Accrued Investment Income..............................          1,860     1,611
Premiums and Other Receivables.........................    5     3,280     2,916
Deferred Income Taxes Recoverable......................    6       --         37
Other Assets...........................................          3,055     2,340
Separate Account Assets................................         48,620    43,763
                                                              --------  --------
Total Assets...........................................       $201,907  $188,751
                                                              ========  ========
LIABILITIES AND EQUITY
Liabilities
Future Policy Benefits.................................    5  $ 72,125  $ 69,115
Policyholder Account Balances..........................   15    48,533    47,674
Other Policyholder Funds...............................          4,681     4,758
Policyholder Dividends Payable.........................          1,373     1,348
Short- and Long-Term Debt.............................. 9,15     7,203     5,257
Income Taxes Payable:..................................    6
  Current..............................................            480       599
  Deferred.............................................            472       --
Other Liabilities......................................          4,695     4,618
Separate Account Liabilities...........................         48,338    43,399
                                                              --------  --------
Total Liabilities......................................        187,900   176,768
                                                              --------  --------
Commitments and Contingencies (Notes 2 and 10)
Equity
Retained Earnings......................................         12,140    10,937
Net Unrealized Investment Gains........................    3     1,898     1,028
Foreign Currency Translation Adjustments...............            (31)       18
                                                              --------  --------
Total Equity...........................................   16    14,007    11,983
                                                              --------  --------
Total Liabilities and Equity...........................       $201,907  $188,751
                                                              ========  ========

          See accompanying notes to consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY

                      CONSOLIDATED STATEMENTS OF EARNINGS

            FOR THE YEARS ENDED DECEMBER 31, 1997, AND 1996 AND 1995
                                 (IN MILLIONS)

                                                NOTES  1997     1996     1995
                                                ----- -------  -------  -------
REVENUES
Premiums......................................     5  $11,299  $11,462  $11,178
Universal Life and Investment-Type Product
 Policy Fee Income............................          1,458    1,243    1,177
Net Investment Income.........................     3    9,475    8,993    8,837
Investment Gains (Losses), Net................     3      798      231     (157)
Commissions, Fees and Other Income............          1,344    1,256      834
                                                      -------  -------  -------
    Total Revenues............................         24,374   23,185   21,869
                                                      -------  -------  -------
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits.........................     5   12,328   12,399   11,915
Interest Credited to Policyholder Account Bal-
 ances........................................          2,874    2,868    3,143
Policyholder Dividends........................          1,720    1,728    1,786
Other Operating Costs and Expenses............    11    5,759    4,784    4,281
                                                      -------  -------  -------
    Total Benefits and Other Deductions.......         22,681   21,779   21,125
                                                      -------  -------  -------
Earnings from Continuing Operations Before In-
 come Taxes...................................          1,693    1,406      744
Income Taxes..................................     6      476      482      407
                                                      -------  -------  -------
Earnings from Continuing Operations...........          1,217      924      337
                                                      -------  -------  -------
Discontinued Operations:                          13
  Loss from Discontinued Operations (Net of
   Income Tax (Benefit) Expense of $(8) in
   1997, $(18) in 1996 and $32 in 1995).......            (14)     (52)     (54)
  (Loss) Gain on Disposal of Discontinued Op-
   erations (Net of Income Tax (Benefit) Ex-
   pense of $(11) in 1996 and $106 in 1995)...            --       (19)     416
                                                      -------  -------  -------
(Loss) Earnings from Discontinued Operations..            (14)     (71)     362
                                                      -------  -------  -------
Net Earnings..................................    16  $ 1,203  $   853  $   699
                                                      =======  =======  =======

          See accompanying notes to consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF EQUITY

              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
                                 (IN MILLIONS)

                                                NOTES  1997     1996     1995
                                                ----- -------  -------  -------
Retained Earnings, Beginning of Year..........        $10,937  $10,084  $ 9,385
Net Earnings..................................          1,203      853      699
                                                      -------  -------  -------
Retained Earnings, End of Year................         12,140   10,937   10,084
                                                      -------  -------  -------
Net Unrealized Investment Gains (Losses), Be-
 ginning of Year..............................          1,028    1,646     (955)
Change in Unrealized Investment Gains (Loss-
 es)..........................................     3      870     (618)   2,601
                                                      -------  -------  -------
Net Unrealized Investment Gains, End of Year..          1,898    1,028    1,646
                                                      -------  -------  -------
Foreign Currency Translation Adjustments, Be-
 ginning of Year..............................             18       24       (2)
Change in Foreign Currency Translation Adjust-
 ments........................................            (49)      (6)      26
                                                      -------  -------  -------
Foreign Currency Translation Adjustments, End
 of Year......................................            (31)      18       24
                                                      -------  -------  -------
Total Equity, End of Year.....................    16  $14,007  $11,983  $11,754
                                                      =======  =======  =======

          See accompanying notes to consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
                                 (IN MILLIONS)

                                                    1997      1996      1995
                                                  --------  --------  --------
Net Earnings..................................... $  1,203  $    853  $    699
 Adjustments to Reconcile Net Earnings to Net
  Cash Provided by Operating Activities:
   Change in Deferred Policy Acquisition Costs,
  Net............................................     (159)     (391)     (376)
  Change in Accrued Investment Income............     (215)      350      (191)
  Change in Premiums and Other Receivables.......     (819)     (106)      (29)
  Change in Undistributed Income of Real Estate
   Joint Ventures and Other
   Limited Partnership Interests.................      163       (45)     (221)
  Gains from Sales of Investments and Businesses,
   Net...........................................   (1,029)     (428)     (595)
  Depreciation and Amortization Expenses.........      516       (18)       30
  Interest Credited to Policyholder Account Bal-
   ances.........................................    2,874     2,868     3,143
  Universal Life and Investment-Type Product Pol-
   icy Fee Income................................   (1,458)   (1,243)   (1,177)
  Change in Future Policy Benefits...............    1,641     2,149     2,332
  Change in Other Policyholder Funds.............       88       181       (66)
  Change in Income Taxes Payable.................      (99)     (134)      327
  Other, Net.....................................      512      (348)      947
                                                  --------  --------  --------
Net Cash Provided by Operating Activities........    3,218     3,688     4,823
                                                  --------  --------  --------
Cash Flows from Investing Activities
 Sales, Maturities and Repayments of:
   Fixed Maturities..............................   75,346    76,117    64,372
   Equity Securities.............................    1,821     2,069       694
   Mortgage Loans on Real Estate.................    2,381     2,380     3,182
   Real Estate...................................    1,875     1,948     1,193
   Real Estate Joint Ventures....................      205       410       387
   Other Limited Partnership Interests...........      166       178        42
   Leases and Leveraged Leases...................      192       102       123
 Purchases of:
   Fixed Maturities..............................  (76,603)  (76,225)  (66,693)
   Equity Securities.............................   (2,121)   (2,742)     (781)
   Mortgage Loans on Real Estate.................   (4,119)   (4,225)   (2,491)
   Real Estate...................................     (387)     (859)     (904)
   Real Estate Joint Ventures....................      (72)     (130)     (285)
   Other Limited Partnership Interests...........     (338)     (307)      (87)
   Assets to be Leased...........................     (738)     (585)     (383)
 Net Change in Short-Term Investments............       37     1,028      (634)
 Net Change in Policy Loans......................       17      (128)     (112)
 Other, Net......................................      442        45      (308)
                                                  --------  --------  --------
Net Cash Used by Investing Activities............   (1,896)     (924)   (2,685)
                                                  --------  --------  --------
Cash Flows from Financing Activities
 Policyholder Account Balances:
    Deposits.....................................   16,061    17,167    16,017
    Withdrawals..................................  (18,831)  (19,321)  (19,142)
 Additions to Long-Term Debt.....................      828       --        692
 Repayments of Long-Term Debt....................      (99)     (284)     (389)
 Net Increase (Decrease) in Short-Term Debt......    1,265        69       (78)
                                                  --------  --------  --------
Net Cash Used by Financing Activities............     (776)   (2,369)   (2,900)
                                                  --------  --------  --------
Change in Cash and Cash Equivalents..............      546       395      (762)
Cash and Cash Equivalents, Beginning of Year.....    2,325     1,930     2,692
                                                  --------  --------  --------
Cash and Cash Equivalents, End of Year........... $  2,871  $  2,325  $  1,930
                                                  ========  ========  ========
Supplemental Cash Flow Information
  Interest Paid.................................. $    422  $    310  $    280
                                                  ========  ========  ========
  Income Taxes Paid.............................. $    589  $    497  $    283
                                                  ========  ========  ========

          See accompanying notes to consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

      UNLESS OTHERWISE INDICATED, ALL AMOUNTS ARE IN MILLIONS OF DOLLARS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 BUSINESS

  Metropolitan Life Insurance Company ("MetLife") and its subsidiaries (collectively, the "company") provide life insurance and annuity products and pension, pension-related and investment-related products and services to individuals, corporations and other institutions. The company also provides nonmedical health, disability and property and casualty insurance and offers investment management, investment advisory and commercial finance services.

 BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

  The consolidated financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). The New York State Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determination.

  The consolidated financial statements include the accounts of MetLife and its subsidiaries, partnerships and joint venture interests in which MetLife has control. Other equity investments in affiliated companies, partnerships and joint ventures are generally reported on the equity basis. Minority interest relating to certain consolidated entities amounted to $277 and $149 at December 31, 1997 and 1996, respectively, and is included in other liabilities. Significant intercompany transactions and balances have been eliminated in consolidation.

  Prior years' amounts have been reclassified to conform to the 1997 presentation.

  On December 31, 1995, the company reclassified (under one-time accounting implementation guidance) to available for sale certain held to maturity securities. On July 1, 1997, the company reclassified to available for sale all securities classified as held to maturity on that date as management concluded that all securities are now available for sale. As a result, consolidated equity at July 1, 1997 and December 31, 1995 increased by $198 and $135, respectively, excluding the effects of deferred income taxes, amounts attributable to participating pension contracts, and adjustments of deferred policy acquisition costs and future policy benefit loss recognition.

  During 1997 management changed to the retrospective interest method of accounting for investment income on structured note securities in accordance with authoritative guidance issued in late 1996. As a result, net investment income increased by $175. The cumulative effect of this accounting change on prior years' income is not material.

 VALUATION OF INVESTMENTS

  SECURITIES--As mentioned above, during 1997 management reclassified all of the company's fixed maturity securities to available for sale. Accordingly, as of December 31, 1997, all of the company's investment securities are carried at estimated fair value. Prior to this reclassification, certain fixed maturity securities (principally bonds and redeemable preferred stock) were carried at amortized cost. Unrealized investment gains and losses on investment securities are recorded directly as a separate component of equity net of related deferred income taxes, amounts attributable to participating pension contracts and adjustments of deferred policy acquisition costs and future policy benefit loss recognition. Costs of securities are adjusted for impairments in value considered other than temporary. Such adjustments are recorded as realized investment losses.

  All security transactions are recorded on a trade date basis.

  MORTGAGE LOANS in good standing are carried at amortized cost. A provision is made for a realized investment loss (and a corresponding allowance is established) when it becomes probable that the company will be unable to collect all amounts due under the terms of the loan agreement. The provision generally is equal to the excess of the carrying value of the mortgage loan over its estimated fair value. Estimated fair value is based on either the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price or the fair value of the collateral. Mortgage loans considered to be uncollectible are charged against the allowance and subsequent recoveries are credited to the allowance. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income earned on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows.

  POLICY LOANS are stated at unpaid principal balances.

  INVESTMENT REAL ESTATE is generally stated at depreciated cost. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. If events or changes in circumstances indicate that the carrying amount of the investment exceeds its expected future cash flows, a realized investment loss is recorded for the impairment. Real estate investments that management intends to sell in the near term are reported at the lower of cost or estimated fair market value less allowances for the estimated cost of sales. Changes in the allowance relating to real estate to be disposed of and impairments of real estate are reported as realized investment gains or losses.

  Depreciation of real estate is computed evenly over the estimated useful lives of the properties (20 to 40 years).

  LEASES AND LEVERAGED LEASES--The company is the lessor of equipment in both direct financing and operating lease transactions. At lease commencement, the company records the aggregate future minimum lease payments due and the estimated residual value of the leased equipment less the unearned lease income for direct financing leases. The unearned lease income represents the excess of aggregate future minimum lease receipts plus the estimated residual value over the cost of the leased equipment. Lease income is recognized over the term of the lease in a manner which reflects a level yield on the net investment in the lease. Certain origination fees and costs are deferred and recognized over the term of the lease using the interest method. For operating lease transactions, the cost of equipment or its net realizable value is depreciated evenly over its estimated economic life.

  The company participates in leasing transactions in which it supplies only a portion of the purchase price, but generally has the entire equity interest in the equipment and rentals receivable (leveraged leases). These interests, however, are subordinated to the interests of the lenders supplying the nonequity portion of the purchase price. The financing is generally in the form of long-term debt that provides for no recourse against the company and is collateralized by the property. The investment in leveraged leases is recorded net of the nonrecourse debt. Revenue, including related tax benefits, is recorded over the term of the lease at a level rate of return. Management regularly reviews residual values and writes down residuals to expected values as needed.

  SHORT-TERM INVESTMENTS are stated at amortized cost, which approximates fair value.

 INVESTMENT RESULTS

  Realized investment gains and losses are determined by specific identification and are presented as a component of revenues. Valuation allowances are deducted from asset categories to which they apply and provisions for losses for investments are included in investment gains and losses. Investment gains and losses are reduced by amounts attributable to participating pension contracts and adjustments of deferred policy acquisition costs and future policy benefit loss recognition.

 CASH AND CASH EQUIVALENTS

  Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

 PROPERTY AND EQUIPMENT

  Property and equipment and leasehold improvements are included in other assets, and are stated at cost, less accumulated depreciation and amortization. Depreciation, including charges relating to capitalized leases, is provided evenly or using sum of the years digits method over the lesser of estimated useful lives of the assets or, where appropriate, the term of the lease. Estimated lives range from 20 to 40 years for real estate and 5 to 15 years for all other property and equipment. Amortization of leasehold improvements is provided evenly over the lesser of the term of the lease or the estimated useful life of the improvements.

 DEFERRED POLICY ACQUISITION COSTS

  The costs of acquiring new business that vary with and are primarily related to the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized over 40 years for participating traditional life and 30 years for universal life and investment-type products. Amortization is recorded based on a constant percentage of estimated gross margins or profits (arising principally from surrender charges and interest, mortality and expense margins based on historical and anticipated future experience). Changes to amounts previously amortized are reflected in earnings in the period related estimates are revised.

  For nonparticipating traditional life and annuity policies with life contingencies, deferred policy acquisition costs are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings when they occur. For these contracts, the amortization periods generally are for the estimated life of the policy.

  For nonmedical health insurance contracts, deferred policy acquisition costs are amortized over the estimated life of the contracts (generally 10 years) in proportion to anticipated premium revenue at the time of issue.

  For property and liability insurance, deferred policy acquisition costs are amortized over the terms of policies or reinsurance treaties.

 OTHER INTANGIBLE ASSETS

  The value of insurance acquired and the excess of purchase price over the fair value of net assets acquired are included in other assets. The value of insurance acquired is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts. The excess of purchase price over the fair value of net assets acquired is amortized evenly over 10 years.

 FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

  Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (a) net level premium reserves for death and endowment policy benefits (calculated based on the nonforfeiture interest rate, ranging from 2.5 percent to 7.0 percent, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (b) the liability for terminal dividends, and (c) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

  Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 6.0 percent to 8.25 percent.

  Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

  Benefit liabilities for nonmedical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

  For property and liability insurance, the liability for unpaid reported losses is based on a case by case or overall estimate using the company's past experience. A provision is also made for losses incurred but not reported on the basis of estimates and past experience. Revisions of estimates are reflected in net earnings in the year such refinements are made.

 RECOGNITION OF INCOME AND EXPENSE

  Premiums from traditional life and annuity policies with life contingencies are recognized as income when due. Benefits and expenses are matched with such income resulting in the recognition of profits over the life of the contract. This match is accomplished through the provision for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

  Premiums due over a significantly shorter period than the total period over which benefits are provided are recorded as income when due with any excess profit deferred and recognized as income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

  Premiums from nonmedical health contracts are recognized as income on a pro rata basis over the contract term.

  Premiums from universal life and investment-type contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges. Amounts that are charged to expense include benefit claims incurred in the period in excess of related policyholder account balances and interest credited to policyholder account balances.

  Property and liability premiums are generally recognized as revenue on a pro rata basis over the policy term. Unearned premiums are included in other liabilities.

 POLICYHOLDER DIVIDENDS

  The amount of policyholder dividends to be paid is determined annually by the board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year and management's judgment as to the appropriate level of statutory surplus to be retained by the company.

 INCOME TAXES

  MetLife and its eligible life insurance and nonlife insurance subsidiaries file a consolidated U.S. federal income tax return and separate income tax returns as required. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred income tax assets or liabilities.

 SEPARATE ACCOUNT OPERATIONS

  Separate Accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceeds the Separate Account liabilities.

  Investments held in the Separate Accounts (stated at estimated fair value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts are reported as increases in Separate Account liabilities and are not reported in revenues. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues.

 DISCONTINUED OPERATIONS

  Certain operations have been discontinued and, accordingly, are segregated in the consolidated statements of earnings.

 FOREIGN CURRENCY TRANSLATION

  Assets and liabilities of foreign operations and subsidiaries are translated at the exchange rate in effect at year-end. Revenues and benefits and other expenses are translated at the average rate prevailing during the year. Translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to equity.

 ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 FUTURE APPLICATION OF ACCOUNTING STANDARDS

  Statement of Financial Accounting Standards ("SFAS") No. 125 Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities and SFAS No. 127 Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125 provide accounting and reporting standards relating to transfers of security interests, repurchase agreements, dollar rolls, securities lending and similar transactions which will be effective in 1998. The company believes that the application of these standards will not have a material impact on the company's results of operations, financial position or liquidity.

 SFAS No. 130 Reporting Comprehensive Income establishes standards for reporting and presentation of comprehensive income and its components and will be effective in 1998. Comprehensive income, which includes all changes to equity except those resulting from investments by owners or distributions to owners, was $2,024, $229 and $3,326 in 1997, 1996 and 1995, respectively.
Consolidated statements of comprehensive income have not been presented, as the company has not determined the individual amounts to be displayed in such statements.

2. INVESTMENTS

 FIXED MATURITY AND EQUITY SECURITIES

  The cost or amortized cost, gross unrealized gain and loss, and estimated fair value of fixed maturity and equity securities, by category, were as follows:

                                           COST OR  GROSS UNREALIZED
                                          AMORTIZED ---------------- ESTIMATED
                                            COST      GAIN     LOSS  FAIR VALUE
                                          --------- --------- -----------------
DECEMBER 31, 1997
Available for Sale Securities:
Fixed Maturities:
 Bonds:
   U. S. Treasury securities and
    obligations of U. S. government
    corporations and agencies............ $ 10,619    $ 1,511 $    2  $ 12,128
   States and political subdivisions.....      486         22     --       508
   Foreign governments...................    3,420        371     52     3,739
   Corporate.............................   41,191      2,343    290    43,244
   Mortgage-backed securities............   22,191        572     21    22,742
   Other.................................    9,463        428    134     9,757
                                          --------  --------- ------  --------
     Total bonds.........................   87,370      5,247    499    92,118
 Redeemable preferred stocks.............      494         19      1       512
                                          --------  --------- ------  --------
     Total fixed maturities.............. $ 87,864  $   5,266 $  500  $ 92,630
                                          ========  ========= ======  ========
Equity Securities:
 Common stocks........................... $  2,444  $   1,716 $  105  $  4,055
 Nonredeemable preferred stocks..........      201          5     11       195
                                          --------  --------- ------  --------
     Total equity securities............. $  2,645  $   1,721 $  116  $  4,250
                                          ========  ========= ======  ========

                                          COST OR  GROSS UNREALIZED
                                         AMORTIZED ----------------  ESTIMATED
                                           COST      GAIN     LOSS   FAIR VALUE
                                         --------- --------- ------------------
DECEMBER 31, 1996
Available for Sale Securities:
Fixed Maturities:
 Bonds:
   U. S. Treasury securities and
    obligations of U. S. government
    corporations and agencies...........  $12,949  $     901    $128  $13,722
   States and political subdivisions....      536         13       1      548
   Foreign governments..................    2,597        266       6    2,857
   Corporate............................   32,520      1,102     294   33,328
   Mortgage-backed securities...........   21,200        407      91   21,516
   Other................................    2,511         90      30    2,571
                                          -------  --------- -------  -------
     Total bonds........................   72,313      2,779     550   74,542
 Redeemable preferred stocks............      500         --       3      497
                                          -------  --------- -------  -------
     Total fixed maturities.............  $72,813  $   2,779 $   553  $75,039
                                          =======  ========= =======  =======
Equity Securities:
 Common stocks..........................  $ 1,882  $     648 $    55  $ 2,475
 Nonredeemable preferred stocks.........      371         51      81      341
                                          -------  --------- -------  -------
     Total equity securities............  $ 2,253  $     699 $   136  $ 2,816
                                          =======  ========= =======  =======

                                                   GROSS UNREALIZED
                                         AMORTIZED ----------------  ESTIMATED
                                           COST      GAIN     LOSS   FAIR VALUE
                                         --------- -------- -------- ----------
DECEMBER 31, 1996
Held to Maturity Securities:
Fixed Maturities:
 Bonds:
   U.S. Treasury securities and obliga-
    tions of U.S. government corpora-
    tions and
    agencies............................  $    48  $      3           $    51
   States and political subdivisions....       58         1                59
   Foreign governments..................      260         5               265
   Corporate............................    7,520       236 $     64    7,692
   Mortgage-backed securities...........      689         1       16      674
   Other................................    2,746        85       24    2,807
                                          -------  -------- --------  -------
     Total bonds........................   11,321       331      104   11,548
 Redeemable preferred stocks............        1        --       --        1
                                          -------  -------- --------  -------
     Total fixed maturities.............  $11,322  $    331 $    104  $11,549
                                          =======  ======== ========  =======

  The amortized cost and estimated fair value of bonds, by contractual maturity, were as follows:

                                                            AMORTIZED ESTIMATED
                                                              COST    FAIR VALUE
                                                            --------- ----------
      DECEMBER 31, 1997
      Due in one year or less..............................  $ 1,916   $ 1,927
      Due after one year through five years................   15,830    16,260
      Due after five years through 10 years................   23,023    24,067
      Due after 10 years...................................   24,410    27,122
                                                             -------   -------
        Subtotal...........................................   65,179    69,376
      Mortgage-backed securities...........................   22,191    22,742
                                                             -------   -------
        Total..............................................  $87,370   $92,118
                                                             =======   =======

  Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

 MORTGAGE LOANS

  Mortgage loans are collateralized by properties principally located throughout the United States and Canada. At December 31, 1997, approximately 15 percent, 7 percent and 6 percent of the properties were located in California, Illinois and Florida, respectively. Generally, the company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

  The mortgage loan investments were categorized as follows:

                                                                       1997 1996
                                                                       ---- ----
      DECEMBER 31
      Office buildings................................................  32%  30%
      Retail..........................................................  16%  19%
      Residential.....................................................  15%  16%
      Agricultural....................................................  18%  18%
      Other...........................................................  19%  17%
                                                                       ---- ----
        Total......................................................... 100% 100%
                                                                       ==== ====

  Many of the company's real estate joint ventures have mortgage loans with the company. The carrying values of such mortgages were $753 and $869 at December 31, 1997 and 1996, respectively.

  Mortgage loan valuation allowances and changes thereto were as follows:

                                                         1997    1996    1995
                                                        ------  ------  ------
      YEARS ENDED DECEMBER 31
      Balance, January 1............................... $  444  $  466  $  483
      Additions charged to income......................     61     144     107
      Deductions for writedowns and dispositions.......   (241)   (166)   (124)
                                                        ------  ------  ------
      Balance, December 31............................. $  264  $  444  $  466
                                                        ======  ======  ======

   Impaired mortgage loans and related valuation allowances were as follows:

                                                         1997    1996
                                                        ------  ------
      DECEMBER 31
      Impaired mortgage loans with valuation allow-
       ances........................................... $1,231  $1,677
      Impaired mortgage loans with no valuation allow-
       ances...........................................    306     165
                                                        ------  ------
      Recorded investment in impaired mortgage loans...  1,537   1,842
      Valuation allowances.............................   (250)   (427)
                                                        ------  ------
      Net impaired mortgage loans...................... $1,287  $1,415
                                                        ======  ======
                                                         1997    1996    1995
                                                        ------  ------  ------
      YEARS ENDED DECEMBER 31
      Average recorded investment in impaired mortgage
       loans........................................... $1,680  $2,113  $2,365
                                                        ======  ======  ======

  Interest income on impaired mortgage loans recorded on a cash basis totaled $110 , $122 and $169 for the years ended December 31, 1997, 1996 and 1995, respectively.

 REAL ESTATE

  Accumulated depreciation on real estate was as follows:

                                                          1997    1996    1995
                                                         ------  ------  ------
      YEARS ENDED DECEMBER 31
      Balance, January 1................................ $2,109  $2,187  $2,757
      Depreciation expense..............................    332     348     427
      Deductions for dispositions.......................   (475)   (426)   (997)
                                                         ------  ------  ------
      Balance, December 31.............................. $1,966  $2,109  $2,187
                                                         ======  ======  ======

  Real estate valuation allowances and changes thereto were as follows:

                                                            1997   1996   1995
                                                            -----  -----  -----
      YEARS ENDED DECEMBER 31
      Balance, January 1................................... $ 529  $ 743  $ 622
      (Credited) charged to income.........................   (52)   127    358
      Deductions for writedowns and dispositions...........  (436)  (341)  (237)
                                                            -----  -----  -----
      Balance, December 31................................. $  41  $ 529  $ 743
                                                            =====  =====  =====

  The above table does not include valuation allowances of $55, $118 and $167 at December 31, 1997, 1996 and 1995, respectively, relating to investments in real estate joint ventures.

  Prior to 1996, the company established valuation allowances for all impaired real estate investments including real estate held for investment. During 1996, $150 of allowances relating to real estate held for investment were applied as writedowns to specific properties. During 1997, allowances of $94 relating to real estate held for sale were applied as writedowns to specific properties. The balances in the real estate valuation allowances at December 31, 1997 and 1996, relate to properties that management has committed to a plan of sale. The carrying values, net of valuation allowances, of properties committed to a plan of sale were $206 and $1,844 at December 31, 1997 and 1996, respectively. Net investment income relating to such properties was $8 and $60 for the years ended December 31, 1997 and 1996, respectively.

  At December 31, 1997 and 1996, the company owned real estate acquired in satisfaction of debt of $218 and $456, respectively.

 LEASES AND LEVERAGED LEASES

  The company's investment in direct financing leases and leveraged leases was as follows:

                                     DIRECT
                                    FINANCING      LEVERAGED
                                     LEASES          LEASES          TOTAL
                                  --------------  -------------  --------------
                                   1997    1996    1997   1996    1997    1996
                                  ------  ------  ------  -----  ------  ------
      DECEMBER 31
      Investment................  $1,137  $1,247  $  851  $ 387  $1,988  $1,634
      Estimated residual values.     183     238     641    543     824     781
                                  ------  ------  ------  -----  ------  ------
        Total...................   1,320   1,485   1,492    930   2,812   2,415
      Unearned income...........    (261)   (336)   (428)  (316)   (689)   (652)
                                  ------  ------  ------  -----  ------  ------
      Net investment............  $1,059  $1,149  $1,064  $ 614  $2,123  $1,763
                                  ======  ======  ======  =====  ======  ======

  The investment amounts set forth above are generally due in monthly installments. The payment periods generally range from three to eight years, but in certain circumstances are as long as 20 years. Average yields range from 7 percent to 12 percent. These receivables are generally collateralized by the related property.

   Scheduled aggregate receipts for the investment and estimated residual values in direct financing leases were as follows:

                                                       DIRECT
                                                      FINANCING RESIDUALS TOTAL
                                                      --------- --------- ------
      YEARS ENDED DECEMBER 31
        1998.........................................  $  229     $ 14    $  243
        1999.........................................     211       19       230
        2000.........................................     192       25       217
        2001.........................................     147       19       166
        2002.........................................     114       22       136
        Thereafter...................................     244       84       328
                                                       ------     ----    ------
        Total........................................  $1,137     $183    $1,320
                                                       ======     ====    ======

  Historical collection experience indicates that a portion of the above amounts will be paid prior to contractual maturity. Accordingly, the future receipts, as shown above, should not be regarded as a forecast of future cash flows.

 FINANCIAL INSTRUMENTS

  The company has a securities lending program whereby large blocks of securities are loaned to third parties, primarily major brokerage firms. Company policy requires a minimum of 102 percent of the fair value of the loaned securities to be separately maintained as collateral for the loans. The collateral is recorded in memorandum records and is not reflected in the consolidated balance sheets. To further minimize the credit risks related to this lending program, the company regularly monitors the financial condition of the borrowers.

  The company engages in a variety of derivative transactions. Certain derivatives, such as forwards, futures, options and swaps, which do not themselves generate interest or dividend income, are acquired or sold in order to hedge or reduce risks applicable to assets held, or expected to be purchased or sold, and liabilities incurred or expected to be incurred. The company also may occasionally sell covered call options. The company does not engage in trading of derivatives.

  Derivative financial instruments involve varying degrees of market risk resulting from changes in the volatility of interest rates, foreign currency exchange rates or market values of the underlying financial instruments. The company's risk of loss is typically limited to the fair value of these instruments and not by the notional or contractual amounts which reflect the extent of involvement but not necessarily the amounts subject to risk. Credit risk arises from the possible inability of counterparties to meet the terms of the contracts. Credit risk due to counterparty nonperformance associated with these instruments is the unrealized gain, if any, reflected by the fair value of such instruments.

  During the three year period ended December 31, 1997, the company employed several ongoing derivatives strategies. The company entered into a number of anticipatory hedge agreements using securities forwards, futures and interest rate swaps to limit the interest rate exposure of investments expected to be acquired or sold within one year. The company also executed swaps and foreign currency forwards to hedge, including on an anticipatory basis, the foreign currency risk of foreign currency denominated investments. The company also used interest rate swaps and forwards to reduce risks from changes in interest rates and exposures arising from mismatches between assets and liabilities. In addition, the company has used interest rate caps to reduce the market and interest rate risks relating to certain assets and liabilities.

  Income and expense related to derivatives used to hedge or manage risks are recorded on the accrual basis as an adjustment to the yield of the related securities over the periods covered by the derivative contracts. Gains and losses relating to early terminations of interest rate swaps used to hedge or manage interest rate risk are deferred and amortized over the remaining period originally covered by the swap. Gains and losses relating to derivatives used to hedge the risks associated with anticipated transactions are deferred and utilized to adjust the basis of the transaction once it has closed. If it is determined that the transaction will not close, such gains and losses are included in realized investment gains and losses.

 ASSETS ON DEPOSIT

  As of December 31, 1997 and 1996, the company had assets on deposit with regulatory agencies of $4,695 and $4,062, respectively.

3. NET INVESTMENT INCOME AND INVESTMENT GAINS

  The sources of net investment income were as follows:

                                                      1997     1996     1995
                                                     -------  -------  -------
       YEARS ENDED DECEMBER 31
       Fixed maturities............................  $ 6,455  $ 6,042  $ 6,006
       Equity securities...........................       50       60       45
       Mortgage loans on real estate...............    1,684    1,523    1,501
       Policy loans................................      368      399      394
       Real estate.................................    1,566    1,647    1,833
       Real estate joint ventures..................       42       21       41
       Other limited partnership interests.........      302      215      149
       Leases and leveraged leases.................      131      135      113
       Cash, cash equivalents and short-term in-
        vestments..................................      169      214      231
       Other investment income.....................      235      281      326
                                                     -------  -------  -------
       Gross investment income.....................   11,002   10,537   10,639
       Investment expenses.........................   (1,527)  (1,544)  (1,802)
                                                     -------  -------  -------
       Investment income, net......................  $ 9,475  $ 8,993  $ 8,837
                                                     =======  =======  =======

  Investment gains (losses), including changes in valuation allowances, were as follows:

                                                      1997     1996     1995
                                                     -------  -------  -------
       YEARS ENDED DECEMBER 31
       Fixed maturities............................  $   118  $   234  $   621
       Equity securities...........................      224       78       (5)
       Mortgage loans on real estate...............       56      (86)     (51)
       Real estate.................................      249      165     (375)
       Real estate joint ventures..................      117       61     (142)
       Other limited partnership interests.........      103       82      117
       Other.......................................      162      (76)     (92)
                                                     -------  -------  -------
           Subtotal................................    1,029      458       73
       Investment gains relating to:
         Participating pension contracts...........      (35)     (20)      --
         Amortization of deferred policy acquisi-
          tion costs...............................      (70)      (4)     (78)
         Future policy benefit loss recognition....     (126)    (203)    (152)
                                                     -------  -------  -------
       Net investment gains (losses)...............  $   798  $   231  $  (157)
                                                     =======  =======  =======

  Sales of bonds were as follows:

                                                      1997     1996     1995
                                                     -------  -------  -------
       YEARS ENDED DECEMBER 31
       Bonds classified as available for sale
         Proceeds..................................  $72,396  $74,580  $58,537
         Gross realized gains......................      691    1,069    1,013
         Gross realized losses.....................      584      842      402
       Bonds classified as held to maturity
         Proceeds..................................  $   352  $ 1,281  $ 1,806
         Gross realized gains......................        5       10       17
         Gross realized losses.....................        1        1        4

  The net unrealized investment gains (losses), which are included in the consolidated balance sheets as a component of equity, and the changes for the corresponding years were as follows:


                                                        1997    1996    1995
                                                       ------  ------  -------
       DECEMBER 31
       Balance, comprised of:
         Unrealized investment gains on:
           Fixed maturities..........................  $4,766  $2,226  $ 5,166
           Equity securities.........................   1,605     563      210
           Other.....................................     294     474      380
                                                       ------  ------  -------
                                                        6,665   3,263    5,756
                                                       ------  ------  -------
         Amounts allocable to:
         Participating pension contracts.............     312       9      350
         Loss recognition............................   2,189   1,219    2,064
         Deferred policy acquisition cost............   1,147     420      748
         Deferred income taxes.......................   1,119     587      948
                                                       ------  ------  -------
                                                        4,767   2,235    4,110
                                                       ------  ------  -------
             Total...................................  $1,898  $1,028  $ 1,646
                                                       ======  ======  =======
                                                        1997    1996    1995
                                                       ------  ------  -------
       YEARS ENDED DECEMBER 31
       Balance, January 1............................  $1,028  $1,646  $  (955)
       Unrealized investment gains (losses) during
        year.........................................   3,402  (2,493)   7,665
       Unrealized investment (gains) losses allocable
        to:
         Participating pension contracts.............    (303)    341     (258)
         Loss recognition............................    (970)    845   (2,063)
         Deferred policy acquisition costs...........    (727)    328   (1,247)
       Deferred income taxes.........................    (532)    361   (1,496)
                                                       ------  ------  -------
       Balance, December 31..........................  $1,898  $1,028  $ 1,646
                                                       ======  ======  =======

4. JOINT VENTURES AND OTHER LIMITED PARTNERSHIPS

  Combined financial information for real estate joint ventures and other limited partnership interests accounted for under the equity method, in which the company has an investment of at least $10 and an equity interest of at least 10 percent, was as follows:

                                                                    1997   1996
                                                                   ------ ------
        DECEMBER 31
        Assets:
          Investments in real estate, at depreciated cost........  $  938 $1,030
          Investments in securities, at estimated fair value.....     717    621
          Cash and cash equivalents..............................     141     37
          Other..................................................     984  1,030
                                                                   ------ ------
            Total assets.........................................   2,780  2,718
                                                                   ------ ------
        Liabilities:
          Borrowed funds--third party............................     384    243
          Borrowed funds--MetLife................................     136     69
          Other..................................................     678    915
                                                                   ------ ------
            Total liabilities....................................   1,198  1,227
                                                                   ------ ------
        Partners' capital........................................  $1,582 $1,491
                                                                   ====== ======
        MetLife equity in partners' capital included above.......  $  822 $  786
                                                                   ====== ======

                                                           1997   1996   1995
                                                           -----  -----  -----
        YEARS ENDED DECEMBER 31
        Operations:
          Revenues of real estate joint ventures.........  $ 291  $ 275  $ 364
          Revenues of other limited partnership inter-
           ests..........................................    276    297    417
          Interest expense--third party..................    (25)   (11)   (26)
          Interest expense--MetLife......................    (16)   (19)   (31)
          Other expenses.................................   (396)  (411)  (501)
                                                           -----  -----  -----
        Net earnings.....................................  $ 130  $ 131  $ 223
                                                           =====  =====  =====
        MetLife earnings from real estate joint ventures
         and other limited partnership interests included
         above...........................................  $  59  $  34  $  28
                                                           =====  =====  =====

5. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

  The company assumes and cedes insurance with other insurance companies. The consolidated statements of earnings are presented net of reinsurance ceded.

  The effect of reinsurance on premiums earned was as follows:

                                                      1997     1996     1995
                                                     -------  -------  -------
        YEARS ENDED DECEMBER 31
        Direct premiums............................  $12,749  $12,569  $11,944
        Reinsurance assumed........................      360      508      812
        Reinsurance ceded..........................   (1,810)  (1,615)  (1,578)
                                                     -------  -------  -------
        Net premiums earned........................  $11,299  $11,462  $11,178
                                                     =======  =======  =======
        Reinsurance recoveries netted against
         policyholder benefits.....................  $ 1,689  $ 1,667  $ 1,523
                                                     =======  =======  =======

  Premiums and other receivables in the consolidated balance sheets include reinsurance recoverables of $1,579 and $700 at December 31, 1997 and 1996, respectively.

  Activity in the liability for unpaid losses and loss adjustment expenses relating to property and casualty and group accident and nonmedical health policies and contracts was as follows:

                                                          1997    1996    1995
                                                         ------  ------  ------
        YEARS ENDED DECEMBER 31
        Balance at January 1...........................  $3,345  $3,296  $2,670
          Reinsurance recoverables.....................    (215)   (214)   (104)
                                                         ------  ------  ------
        Net balance at January 1.......................   3,130   3,082   2,566
                                                         ------  ------  ------
        Incurred related to:
          Current year.................................   2,855   2,951   3,420
          Prior years..................................      88    (114)    (68)
                                                         ------  ------  ------
            Total incurred.............................   2,943   2,837   3,352
                                                         ------  ------  ------
        Paid related to:
          Current year.................................   1,832   1,998   2,053
          Prior years..................................     815     791     783
                                                         ------  ------  ------
            Total paid.................................   2,647   2,789   2,836
                                                         ------  ------  ------
        Net balance at December 31.....................   3,426   3,130   3,082
          Plus reinsurance recoverables................     229     215     214
                                                         ------  ------  ------
        Balance at December 31.........................  $3,655  $3,345  $3,296
                                                         ======  ======  ======

  The company has exposure to catastrophes, which are an inherent risk of the property and casualty insurance business and could contribute to material fluctuations in the company's results of operations. The company uses excess of loss and quota share reinsurance arrangements to reduce its catastrophe losses and provide diversification of risk.

6. INCOME TAXES

  Income tax expense for U. S. operations has been calculated in accordance with the provisions of the Internal Revenue Code, as amended (the "Code"). Under the Code, the amount of federal income tax expense incurred by mutual life insurance companies includes an equity tax calculated by a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies.

  The income tax expense (benefit) of continuing operations was as follows:

                                                          CURRENT DEFERRED TOTAL
                                                          ------- -------- -----
         1997
         Federal.........................................  $432     $(26)  $406
         State and local.................................    10        9     19
         Foreign.........................................    26       25     51
                                                           ----     ----   ----
           Total.........................................  $468     $  8   $476
                                                           ====     ====   ====
         1996
         Federal.........................................  $346     $ 66   $412
         State and local.................................    25        6     31
         Foreign.........................................    27       12     39
                                                           ----     ----   ----
           Total.........................................  $398     $ 84   $482
                                                           ====     ====   ====
         1995
         Federal.........................................  $241     $ 65   $306
         State and local.................................    52        3     55
         Foreign.........................................    22       24     46
                                                           ----     ----   ----
           Total.........................................  $315     $ 92   $407
                                                           ====     ====   ====

  Reconciliations of the differences between income taxes of continuing operations computed at the federal statutory tax rates and consolidated provisions for income taxes were as follows:

                                                            1997    1996   1995
                                                           ------  ------  ----
         YEARS ENDED DECEMBER 31
         Earnings from continuing operations before
          income taxes...................................  $1,693  $1,406  $744
         Income tax rate.................................      35%     35%   35%
                                                           ------  ------  ----
         Expected income tax expense at federal statutory
          income tax rate................................     593     492   260
         Tax effect of:
           Tax exempt investment income..................     (30)    (18)   (9)
           Goodwill......................................       9     --    --
           Differential earnings amount..................     (40)     38    67
           State and local income taxes..................      15      23    37
           Foreign operations............................       7      (7)   25
           Tax credits...................................     (15)    (15)  (15)
           Prior year taxes..............................      (2)    (46)   (3)
           Sale of subsidiary............................     (41)     --    --
           Other, net....................................     (20)     15    45
                                                           ------  ------  ----
         Income taxes....................................  $  476  $  482  $407
                                                           ======  ======  ====

  The deferred income tax assets or liabilities recorded at December 31, 1997 and 1996 represent the net temporary differences between the tax bases of assets and liabilities and their amounts for financial reporting. The components of the net deferred income tax asset or liability were as follows:

                                                           1997    1996
                                                          ------  ------
       DECEMBER 31
       Deferred income tax assets:
         Policyholder liabilities and receivables........ $3,010  $2,889
         Net operating loss carryforwards................     33      38
         Other, net......................................    938     698
                                                          ------  ------
           Total gross deferred income tax assets........  3,981   3,625
         Less valuation allowance........................     24      14
                                                          ------  ------
       Deferred income tax assets, net of valuation al-
        lowance..........................................  3,957   3,611
                                                          ------  ------
       Deferred income tax liabilities:
         Investments.....................................  1,227     848
         Deferred policy acquisition costs...............  1,890   1,940
         Net unrealized capital gains....................  1,119     587
         Other, net......................................    193     199
                                                          ------  ------
           Total deferred income tax liabilities.........  4,429   3,574
                                                          ------  ------
       Net deferred income tax (liability) asset......... $ (472) $   37
                                                          ======  ======

  The sources of deferred income tax expense (benefit) and their tax effects were as follows:

                                                           1997   1996   1995
                                                           -----  -----  -----
       YEARS ENDED DECEMBER 31
       Policyholder liabilities and receivables........... $(109) $  53  $(105)
       Net operating loss carryforwards...................     5    (19)    89
       Investments........................................   382     50    199
       Deferred policy acquisition costs..................   (51)    55     49
       Change in valuation allowance......................    10      4     (6)
       Other, net.........................................  (229)   (59)  (134)
                                                           -----  -----  -----
         Total............................................ $   8  $  84  $  92
                                                           =====  =====  =====

  The valuation allowance for the tax benefits of net operating loss carryforwards reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for net operating loss carryforwards will not be realized. The benefit will be recognized when management believes that it is more likely than not that the deferred income tax asset is realizable. U.S. tax basis net operating loss carryforwards of $15 are available, subject to statutory limitation, to offset taxable income through the year 2012.

7. EMPLOYEE BENEFIT PLANS

 PENSION PLANS

  The company is both the sponsor and administrator of defined benefit pension plans covering all eligible employees and sales representatives of MetLife and certain of its subsidiaries. Retirement benefits are based on years of credited service and final average earnings history.

  Components of the net periodic pension (credit) cost for the defined benefit qualified and nonqualified pension plans were as follows:

                                                           1997   1996   1995
                                                           -----  -----  -----
       YEARS ENDED DECEMBER 31
       Service cost....................................... $  73  $  77  $  62
       Interest cost on projected benefit obligation......   244    232    222
       Actual return on assets............................  (318)  (273)  (280)
       Net amortization and deferrals.....................    (5)   (12)   (13)
                                                           -----  -----  -----
       Net periodic pension (credit) cost................. $  (6) $  24  $  (9)
                                                           =====  =====  =====

  The funded status of the qualified and nonqualified defined benefit pension plans and a comparison of the accumulated benefit obligation, plan assets and projected benefit obligation were as follows:

                                            1997                   1996
                                   ---------------------- ----------------------
                                   OVERFUNDED UNDERFUNDED OVERFUNDED UNDERFUNDED
                                   ---------- ----------- ---------- -----------
     DECEMBER 31
     Actuarial present value of
      obligations:
      Vested.....................    $2,804      $ 251      $2,668      $223
      Nonvested..................        33          2          36         2
                                     ------      -----      ------      ----
     Accumulated benefit obliga-
      tion.......................    $2,837      $ 253      $2,704      $225
                                     ======      =====      ======      ====
     Projected benefit obliga-
      tion.......................    $3,170      $ 353      $2,958      $310
     Plan assets (principally
      company investment
      contracts) at contract
      value......................     3,831        151       3,495       133
                                     ------      -----      ------      ----
     Plan assets in excess of
      (less than) projected
      benefit obligation.........       661       (202)        537      (177)
     Unrecognized prior service
      cost.......................       125         25         139        26
     Unrecognized net (gain) loss
      from past experience
      different from that
      assumed....................      (130)        21         (27)       60
     Unrecognized net asset at
      transition.................      (140)       --         (176)      --
                                     ------      -----      ------      ----
     Prepaid (accrued) pension
      cost at December 31........    $  516      $(156)     $  473      $(91)
                                     ======      =====      ======      ====

  The weighted average discount rate used in determining the actuarial present value of the projected benefit obligation ranged from 7.25 percent to 7.75 percent for 1997 and 7.25 percent to 8.0 percent for 1996. The weighted average assumed rate of increase in future compensation levels ranged from 4.5 percent to 8.5 percent in 1997 and from 4.0 percent to 8.0 percent in 1996. The assumed long-term rate of return on assets used in determining the net periodic pension cost was 8.75 percent in 1997 and ranged from 8.0 percent to
8.5 percent in 1996. In addition, several other factors, such as expected retirement dates and mortality, enter into the determination of the actuarial present value of the accumulated benefit obligation.

 SAVINGS AND INVESTMENT PLANS

  The company sponsors savings and investment plans available for substantially all employees under which the company matches a portion of employee contributions. During 1997, 1996 and 1995, the company contributed $44, $42 and $49, respectively, to the plans.

 OTHER POSTRETIREMENT BENEFITS

  The company also provides certain postretirement health care and life insurance benefits for retired employees through insurance contracts. Substantially all of the company's employees may, in accordance with the plans applicable to such benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the company.

  The components of the net periodic nonpension postretirement benefit cost were as follows:

                                                              1997  1996  1995
                                                              ----  ----  ----
        YEARS ENDED DECEMBER 31
        Service cost......................................... $ 31  $ 41  $ 28
        Interest cost on accumulated postretirement benefit
         obligation..........................................  122   127   115
        Actual return on plan assets (company insurance
         contracts)..........................................  (66)  (58)  (63)
        Net amortization and deferrals.......................   (5)    2    (9)
                                                              ----  ----  ----
        Net periodic nonpension postretirement benefit cost.. $ 82  $112  $ 71
                                                              ====  ====  ====

  The following table sets forth the postretirement health care and life insurance plans' combined status reconciled with the amount included in the company's consolidated balance sheets.

                                                                 1997    1996
                                                                ------  ------
        DECEMBER 31
        Accumulated postretirement benefit obligation:
         Retirees.............................................  $1,251  $1,228
         Fully eligible active employees......................     115     145
         Active employees not eligible to retire..............     397     400
                                                                ------  ------
          Total...............................................   1,763   1,773
        Plan assets (company insurance contracts) at contract
         value................................................   1,004     897
                                                                ------  ------
        Plan assets less than accumulated postretirement
         benefit obligation...................................    (759)   (876)
        Unrecognized net gain from past experience different
         from that assumed and from changes in assumptions....    (173)    (60)
                                                                ------  ------
        Accrued nonpension postretirement benefit cost at
         December 31..........................................  $ (932) $ (936)
                                                                ======  ======

  The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was generally 9.0 percent in 1997, gradually decreasing to 5.25 percent over five years and generally 9.5 percent in 1996 decreasing to 5.25 percent over 12 years. The weighted average discount rate used in determining the accumulated postretirement benefit obligation ranged from 7.25 percent to 7.75 percent at December 31, 1997 and
7.0 percent to 7.75 percent at December 31, 1996.

  If the health care cost trend rate assumptions were increased 1.0 percent, the accumulated postretirement benefit obligation as of December 31, 1997 would be increased 6.75 percent. The effect of this change on the sum of the service and interest cost components of the net periodic postretirement benefit cost for the year ended December 31, 1997, would be an increase of 9.7 percent.

8. LEASES

 RENTAL INCOME ON REAL ESTATE OWNED AND LEASE EXPENSE

  In accordance with industry practice, certain of the company's lease agreements with retail tenants result in income that is contingent on the level of the tenants' sales revenues. Additionally, the company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental income, gross minimum rental payments and minimum sublease rental income relating to these lease agreements were as follows:

                                                                GROSS
                                                        RENTAL  RENTAL  SUBLEASE
                                                        INCOME PAYMENTS  INCOME
                                                        ------ -------- --------
         DECEMBER 31
         1998.......................................... $ 697    $146     $55
         1999..........................................   657     127      52
         2000..........................................   604     103      50
         2001..........................................   560      82      44
         2002..........................................   496      59      36
         2003 and thereafter........................... 2,724     103      68

9. DEBT

  Debt consisted of the following:

                                                         SCHEDULED
                                                         MATURITY   1997   1996
                                                         --------- ------ ------
        DECEMBER 31
        Surplus notes:
         6.300%                                               2003 $  397 $  396
         7.000%                                               2005    249    248
         7.700%                                               2015    198    197
         7.450%                                               2023    296    296
         7.875%                                               2024    148    148
         7.800%                                               2025    248    248
        Floating rate notes, interest rates
         based on LIBOR................................. 1999-2007    358     49
        Fixed rate notes, interest rates ranging from
         5.80%-10.50%................................... 1998-2007    519    135
        Zero coupon Eurobonds...........................      1999     79     71
        Other...........................................              124    158
                                                                   ------ ------
        Total long-term debt............................            2,616  1,946
        Short-term debt.................................            4,587  3,311
                                                                   ------ ------
        Total...........................................           $7,203 $5,257
                                                                   ====== ======

  Payments of interest and principal on the surplus notes may be made only with the prior approval of the Superintendent of Insurance of the State of New York (Superintendent). Subject to the prior approval of the Superintendent, the 7.45 percent surplus notes may be redeemed, in whole or in part, at the election of the company at any time on or after November 1, 2003.

  At December 31, 1997, aggregate maturities of the long-term debt based on required principal payments at maturity for 1998 and the succeeding four years amounted to $80, $377, $178, $9 and $11, respectively, and $1,979 thereafter.


10. CONTINGENCIES

  The company is currently a defendant in numerous state and federal lawsuits (including individual suits and putative class actions) raising allegations of improper marketing of individual life insurance. Litigation seeking compensatory and/or punitive damages relating to the marketing by the company of individual life insurance (including putative class and individual actions) continues to be brought by or on behalf of policyholders and others. These cases, most of which are in the early stages of litigation, seek substantial damages, including in some cases claims for punitive and treble damages and attorneys' fees, and raise, among other claims, allegations that individual life insurance policies were improperly sold in replacement transactions or with inadequate or inaccurate disclosure as to the period for which premiums would be payable, or were misleadingly sold as savings or retirement plans. Putative classes have been certified, conditionally or subject to appeal, in state court actions covering certain policyholders in California and West Virginia; class certification has been denied in a state court action in Ohio thus far. A number of the federal cases alleging improper marketing of individual life insurance have been consolidated in the United States District Court for the Western District of Pennsylvania and the United States District Court in Massachusetts for pretrial proceedings. Additional litigation relating to the company's marketing of individual life insurance may be commenced in the future. The company is vigorously defending itself in these actions.

  Regulatory authorities in a small number of states, including both insurance departments and attorneys general, have ongoing investigations of the company's sales of individual life insurance, including investigations of alleged improper replacement transactions and alleged improper sales of insurance with inaccurate or inadequate disclosures as to the period for which premiums would be payable. In addition, an investigation by the Office of the United States Attorney for the Middle District of Florida, which commenced in 1994, into certain of the retirement and savings plan selling allegations that have been a subject of regulatory inquiries, has not been closed.

  In addition to the foregoing matters, the company is a defendant in a large number of asbestos lawsuits relating to allegations regarding certain research, advice and publication activity that occurred decades ago. While the company believes that it has significant defenses to these claims and has effected settlements in many of these cases and has prevailed in certain cases, it is not possible to predict the number of such cases that may be brought or the aggregate amount of any liability that may ultimately be incurred by the company.

  Various litigation, claims and assessments against the company, in addition to the aforementioned and those otherwise provided for in the company's financial statements, have arisen in the course of the company's business, including in connection with its activities as an insurer, employer, investor and taxpayer. Further, state insurance regulatory authorities and other state authorities regularly make inquiries and conduct investigations concerning the company's compliance with applicable insurance and other laws and regulations.

  In certain of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome in all such matters, it is the opinion of the company's management that their outcome, after consideration of the provisions made in the company's financial statements, is not likely to have a material adverse effect on the company's financial position.

11. OTHER OPERATING COSTS AND EXPENSES

  Other operating costs and expenses were as follows:

                                                          1997    1996    1995
                                                         ------  ------  ------
        YEARS ENDED DECEMBER 31
        Compensation costs.............................  $2,072  $1,813  $1,607
        Commissions....................................     766     722     853
        Interest and debt issue costs..................     453     311     285
        Amortization of policy acquisition costs.......     771     633     606
        Capitalization of policy acquisition costs.....  (1,000) (1,028) (1,060)
        Rent expense, net of sublease..................     179     180     184
        Restructuring charges..........................      --      18      88
        Minority interest..............................      51      30      22
        Other..........................................   2,467   2,105   1,696
                                                         ------  ------  ------
        Total..........................................  $5,759  $4,784  $4,281
                                                         ======  ======  ======

  During 1996 and 1995, the company recorded restructuring charges primarily related to the consolidation of administration and agency sales force leased office space and costs relating to workforce reductions.

12. OTHER INTANGIBLE ASSETS

  The value of business acquired and the excess of purchase price over the fair value of net assets acquired and changes thereto were as follows:

                                                        EXCESS OF PURCHASE PRICE
                                                           OVER FAIR VALUE OF
                         VALUE OF BUSINESS ACQUIRED       NET ASSETS ACQUIRED
                         ----------------------------  ----------------------------
                           1997      1996      1995      1997      1996      1995
                         --------  --------  --------  --------  --------  --------
YEARS ENDED DECEMBER 31
Net Balance, January 1.. $    358  $    381  $      6  $    544  $    377  $    413
Acquisitions............      176         7       396       387       197       221
Dispositions............      --        --        --        --        --       (236)
Amortization............      (36)      (30)      (21)      (47)      (30)      (21)
                         --------  --------  --------  --------  --------  --------
Net balance, December
 31..................... $    498  $    358  $    381  $    884  $    544  $    377
                         ========  ========  ========  ========  ========  ========
                           1997      1996      1995      1997      1996      1995
                         --------  --------  --------  --------  --------  --------
DECEMBER 31
Accumulated amortiza-
 tion................... $     87  $     51  $     21  $    148  $    101  $     71
                         ========  ========  ========  ========  ========  ========

13. DISCONTINUED OPERATIONS

  In January 1995 the company contributed its group medical benefits businesses to a corporate joint venture, The MetraHealth Companies, Inc. ("MetraHealth"). In October 1995, the company sold its investment in MetraHealth to United HealthCare Corporation. For its interest in MetraHealth, the company received $485 face amount of United HealthCare Corporation convertible preferred stock and $326 in cash (including additional consideration of $50 in 1996). The sale resulted in an aftertax loss of $36 in 1996 and an aftertax gain of $372 in 1995. Operating losses in 1997 and 1996 related principally to the finalization of the transfer of group medical contracts to United HealthCare Corporation.

  During 1995 the company also sold its real estate brokerage, mortgage banking and mortgage administration operations for an aggregate consideration of $251 (including additional cash consideration of $25 in 1996), resulting in aftertax gains of $17 in 1996 and $44 in 1995.

14. CONSOLIDATED CASH FLOWS INFORMATION

  During 1997 the company acquired assets of $3,777 and assumed liabilities of $3,347 through the acquisition of certain insurance and noninsurance companies. The aggregate purchase prices were allocated to the assets and liabilities acquired based upon their estimated fair values. During 1997 the company also reduced assets and liabilities by $4,342 and $4,207, respectively, through the sale of certain insurance operations, resulting in a pretax gain of $139. During 1995 the company also reduced assets and liabilities by $919 and $413, respectively, through the sale of its real estate brokerage, mortgage banking and mortgage administration operations.

  During 1997 the company assumed liabilities of $227 and received assets of $227 and during 1995 the company assumed liabilities of $1,573 and received assets of $1,573 through assumption of certain businesses from other insurance companies.

  For the years ended December 31, 1997, 1996 and 1995, respectively, real estate of $151, $189 and $429 was acquired in satisfaction of debt.

  During 1997 and 1995, fixed maturity securities with an amortized cost of $11,682 and $3,058, respectively, were transferred from held to maturity to available for sale.

15. FAIR VALUE INFORMATION

  The estimated fair value amounts of financial instruments presented below have been determined by the company using market information available as of December 31, 1997 and 1996, and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data to develop the estimates of fair value for financial instruments for which there are no available market value quotations.

  The estimates presented below were not necessarily indicative of the amounts the company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

                                                   NOTIONAL CARRYING  ESTIMATED
                                                    AMOUNT   VALUE    FAIR VALUE
                                                   -------- --------  ----------
DECEMBER 31, 1997
Assets:
  Fixed maturities................................          $92,630    $92,630
  Equity securities...............................            4,250      4,250
  Mortgage loans on real estate...................           20,247     21,133
  Policy loans....................................            5,846      6,110
  Short-term investments..........................              705        705
  Cash and cash equivalents.......................            2,871      2,871
Liabilities:
  Policyholder account balances...................           36,433     36,664
  Short- and long-term debt.......................            7,203      7,258
Other financial instruments:
  Interest rate swaps.............................  $1,464       (1)       (19)
  Interest rate caps..............................   1,545       16         12
  Foreign currency swaps..........................     254      --         (28)
  Foreign currency forwards.......................     150      --         --
  Covered call options............................      88      (31)       (31)
  Other options...................................     565      --          (2)
  Futures contracts...............................   2,262       10         10
  Unused lines of credit..........................   2,310      --           2
                                                   NOTIONAL CARRYING  ESTIMATED
                                                    AMOUNT   VALUE    FAIR VALUE
                                                   -------- --------  ----------
DECEMBER 31, 1996
Assets:
  Fixed maturities................................          $86,361    $86,588
  Equity securities...............................            2,816      2,816
  Mortgage loans on real estate...................           18,964     19,342
  Policy loans....................................            5,842      5,796
  Short-term investments..........................              741        741
  Cash and cash equivalents.......................            2,325      2,325
Liabilities:
  Policyholder account balances...................           30,470     30,611
  Short- and long-term debt.......................            5,257      5,223
Other Financial Instruments:
  Interest rate swaps.............................  $1,242      --         (14)
  Interest rate caps..............................   1,946       20         14
  Foreign currency swaps..........................     207      --         (23)
  Foreign currency forwards.......................     151        3          3
  Covered call options............................      25       (2)        (2)
  Unused lines of credit..........................   1,821      --           1

  Estimated fair values were determined as follows: publicly traded fixed maturities (approximately 78 percent of the estimated fair value of total fixed maturities) from an independent market pricing service; all other bonds at estimated fair value determined by management (based primarily on interest rates, maturity, credit quality and average life); equity securities, on quoted market prices; mortgage loans, based on discounted projected cash flows using interest rates offered for loans to borrowers with comparable credit ratings and for the same maturities; policy loans, based on discounted projected cash flows using U.S. Treasury rates to approximate interest rates and company experience to project patterns of loan accrual and repayment; cash and cash equivalents and short-term investments, at carrying amount, which is considered to be a reasonable estimate of fair value.

  Included in fixed maturities are loaned securities with estimated fair values of $6,537 and $7,293 at December 31, 1997 and 1996, respectively.

  The fair values for policyholder account balances are estimated using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

  The estimated fair value of short- and long-term debt was determined using rates currently available to the company for debt with similar terms and remaining maturities.

  For interest rate and foreign currency swaps, interest rate caps, foreign currency forwards, covered call options, other options and futures contracts, estimated fair value is the amount at which the contracts could be settled based on estimates obtained from dealers. The estimated fair values of unused lines of credit were based on fees charged to enter into similar agreements.

16. STATUTORY FINANCIAL INFORMATION

  The reconciliation of the net change in statutory surplus and statutory surplus determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities with net earnings and equity on a GAAP basis was as follows:

                                                             1997   1996  1995
                                                            ------  ----  ----
      YEARS ENDED DECEMBER 31
      Net change in statutory surplus...................... $  227  $366  $229
      Adjustments for GAAP:
        Future policy benefits and policyholder account
         balances..........................................   (445) (165)  (17)
        Deferred policy acquisition costs..................    159   391   376
        Deferred income taxes..............................     62   (74)  (97)
        Valuation of investments...........................   (387)  (84)  106
        Statutory asset valuation reserves.................  1,170   599    30
        Statutory interest maintenance reserve.............     53    19   284
        Surplus notes......................................    --    --   (622)
        Other, net.........................................    364  (199)  410
                                                            ------  ----  ----
          Net earnings..................................... $1,203  $853  $699
                                                            ======  ====  ====

                                                               1997     1996
                                                              -------  -------
      DECEMBER 31
      Statutory surplus.....................................  $ 7,378  $ 7,151
      Adjustments for GAAP:
        Future policy benefits and policyholder account bal-
         ances                                                 (7,305)  (5,742)
        Deferred policy acquisition costs...................    6,436    7,227
        Deferred income taxes...............................     (242)     264
        Valuation of investments............................    3,474      610
        Statutory asset valuation reserves..................    3,854    2,684
        Statutory interest maintenance reserve..............    1,261    1,208
        Surplus notes.......................................   (1,396)  (1,393)
        Other, net..........................................      601      (26)
                                                              -------  -------
          Equity............................................  $14,061  $11,983
                                                              =======  =======

17. SUBSEQUENT EVENT

  On March 12, 1998 the company reached an agreement, subject to regulatory approval, to sell substantially all of its Canadian operations to a nonaffiliated life insurance company at a gain. Financial information for the Canadian operations was as follows:

                                                               1997  1996  1995
                                                               ----- ----- ----
      YEARS ENDED DECEMBER 31
        Total revenue......................................... $ 969 $ 920 $903
        Total benefits and other deductions...................   831   802  804
        Net earnings..........................................    87    83   22
                                                               1997  1996
                                                               ----- -----
      DECEMBER 31
        Total assets.......................................... 5,881 5,826
        Total equity..........................................   957   917

                            APPENDIX TO PROSPECTUS

                             OPTIONAL INCOME PLANS

  The insurance proceeds when the insured dies, the value payable on surrender of a VAI, and the full withdrawal of VAI cash values, instead of being paid in one lump sum, may be applied under one or more of the following income plans. Values under the income plans do not depend upon the investment experience of a separate account. The selection of an income plan can significantly affect the federal income tax consequences associated with the Policy proceeds. Owners and beneficiaries should consult with qualified tax advisers in this regard.

OPTION 1. Interest income

  The amount applied will earn interest which will be paid monthly. Withdrawals of at least $500 each may be made at any time by written request.

OPTION 2. Installment Income for a Stated Period

  Monthly installment payments will be made so that the amount applied, with interest, will be paid over the period chosen (from 1 to 30 years).

OPTION 2A. Installment Income of a Stated Amount

  Monthly installment payments of a chosen amount will be made until the entire amount applied, with interest, is paid.

OPTION 3. Single Life Income--Guaranteed Payment Period

  Monthly payments will be made during the lifetime of the payee with a chosen guaranteed payment period of 10, 15 or 20 years.

OPTION 3A. Single Life Income--Guaranteed Return

  Monthly payments will be made during the lifetime of the payee. If the payee dies before the total amount applied under this plan has been paid, the remainder will be paid in one sum as a death benefit.

OPTION 4. Joint and Survivor Life Income

  Monthly payments will be made jointly to two persons during their lifetime and will continue during the remaining lifetime of the survivor. A total payment period of 10 years is guaranteed.

  Other Frequencies and Plans. Instead of monthly payments, the owner may elect to have payments made quarterly, semiannually or annually. Other income plans may be arranged with Metropolitan Life's approval.

  Choice of Income Plans. When an income plan starts, a separate contract will be issued describing the terms of the plan. Specimen contracts may be obtained from Metropolitan Life sales representatives, and reference should be made to these forms for further details.

  Limitations. If the payee is not a natural person, the choice of an income plan will be subject to Metropolitan Life's approval. A collateral assignment will modify a prior choice of income plan. The amount due the assignee will be payable in one sum and the balance will be applied under the income plan. A choice of an income plan will not become effective unless each payment under the plan would be at least $50. Income plan payments may not be assigned and, to the extent permitted by law, will not be subject to the claims of creditors.

  Income Plan Rates. Amounts applied under the interest income and installment income plans will earn interest at a rate set from time to time by Metropolitan Life but never less than 3% per year. Life income payments will be based on a rate set by Metropolitan Life and in effect on the date the amount to be applied becomes payable, but never less than the minimum payments guaranteed in the Policy. Such minimum guaranteed payments are based on certain assumed mortality rates and an interest rate of 3%.